SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-61760)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 77   [X]
and
REGISTRATION STATEMENT (No. 811-2841)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 77 [X]
Fidelity Capital Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (x ) on (December 30, 1998) pursuant to paragraph (a)(1) of Rule 485. ( ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CAPITAL TRUST:
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANT GROWTH FUND
CROSS REFERENCE SHEET
FORM N-1A



ITEM NUMBER                                 PROSPECTUS SECTION
1    A     1-3.........................     FRONT COVER PAGE

     B     1-4.........................     BACK COVER PAGE

2    A, B  ..............................   INVESTMENT SUMMARY; INVESTMENT DETAILS

     C     1............................    INVESTMENT SUMMARY; INVESTMENT DETAILS

           2............................    PERFORMANCE

3          ..............................   FEE TABLE

4    A     ..............................   INVESTMENT DETAILS

     B     ..............................   INVESTMENT SUMMARY; INVESTMENT DETAILS

     C     ..............................   INVESTMENT SUMMARY; INVESTMENT DETAILS

5    A-C   ..............................   *

6    A     1............................    FRONT COVER PAGE; FEE TABLE; FUND MANAGEMENT

           2............................    FUND MANAGEMENT

           3............................    *

     B     ..............................   *

7    A     1-3........................      VALUING SHARES; BUYING AND SELLING SHARES

     B     ..............................   BUYING AND SELLING SHARES; ACCOUNT FEATURES AND
                                            POLICIES

     C     1-7.........................     BUYING AND SELLING SHARES; EXCHANGING SHARES;
                                            ACCOUNT FEATURES AND POLICIES

     D     ..............................   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     E     1............................    INVESTMENT SUMMARY; INVESTMENT DETAILS; TAX
                                            CONSEQUENCES

           2............................    *

           3............................    *

     F     1-4.........................     *

8    A     1............................    FEE TABLE; BUYING AND SELLING SHARES

           2............................    FUND DISTRIBUTION

     B     1-2.........................     FUND DISTRIBUTION

     C     1-4.........................     *

9    A     ...............................  **

     B     ...............................  *


* Not Applicable
** To be filed by amendment
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A



ITEM NUMBER                             STATEMENT OF ADDITIONAL INFORMATION SECTION
10   A    1-3.......................    FRONT COVER PAGE

     B    ............................  FRONT COVER PAGE

11   A    ............................  DESCRIPTIONS OF THE TRUST

     B    ............................  *

12   A    ............................  INVESTMENT POLICIES AND LIMITATIONS; DESCRIPTIONS
                                        OF THE TRUST

     B    ............................  INVESTMENT POLICIES AND LIMITATIONS

     C    1,2.......................    INVESTMENT POLICIES AND LIMITATIONS

     D    ............................  INVESTMENT POLICIES AND LIMITATIONS

     E    ............................  **

13   A-D  ............................  TRUSTEES AND OFFICERS

     E    ............................  ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                        INFORMATION

14   A-C  ............................  **

15   A    1..........................   CONTROL OF INVESTMENT ADVISER

          2..........................   TRUSTEES AND OFFICERS

          3..........................   MANAGEMENT CONTRACTS

     B    ............................  DISTRIBUTION SERVICES

     C    1,2.......................    MANAGEMENT CONTRACTS

     D    ............................  TRANSFER AND SERVICE AGENT AGREEMENTS

     E    1-3.......................    *

     F    ............................  DISTRIBUTION SERVICES

     G    1,2.......................    DISTRIBUTION SERVICES

          3..........................   **

          4-6......................     DISTRIBUTION SERVICES

     H    1..........................   *

          2..........................   TRANSFER AND SERVICE AGENT AGREEMENTS

          3..........................   DESCRIPTION OF THE TRUST

          4..........................   TRANSFER AND SERVICE AGENT AGREEMENTS

16   A    ............................  **

     B    1-2.......................    **

     C    ............................  PORTFOLIO TRANSACTIONS

     D,E  ............................  **

17   A    1-2.......................    DESCRIPTION OF THE TRUST

     B    ............................  *

18   A    ............................  ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                        INFORMATION

     B    ............................  *

     C    ............................  VALUATION

     D    ............................  *

19   A    ............................  DISTRIBUTIONS AND TAXES

     B    ............................  **

20   A    1-3.......................    DISTRIBUTION SERVICES

     B    ............................  DISTRIBUTION SERVICES

     C    1-4.......................    **

21   A    1-5.......................    *

     B    1-5.......................    PERFORMANCE

22   A-C  ............................  FINANCIAL STATEMENTS


* Not Applicable

  **To be filed by amendment

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR
COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
FIDELITY
DISCIPLINED EQUITY
FUND
(fund number 315, trading symbol FDEQX)
FIDELITY
STOCK SELECTOR
(fund number 320, trading symbol FDSSX)
FIDELITY
TECHNOQUANTSM
GROWTH
FUND
(fund number 333, trading symbol FTQGX)
PROSPECTUS
DECEMBER 30, 1998
(fidelity_logo_graphic) 82 Devonshire Street, Boston, MA 02109
CONTENTS


FUND SUMMARY             5   INVESTMENT SUMMARY

                         5   PERFORMANCE

                         7   FEE TABLE

FUND BASICS              8   INVESTMENT DETAILS

                         9   VALUING SHARES

SHAREHOLDER INFORMATION  10  BUYING AND SELLING SHARES

                         18  EXCHANGING SHARES

                         18  ACCOUNT FEATURES AND POLICIES

                         20  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         21  TAX CONSEQUENCES

FUND SERVICES            21  FUND MANAGEMENT

                         23  FUND DISTRIBUTION

APPENDIX                 24  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE. Disciplined Equity seeks capital growth. PRINCIPAL INVESTMENT STRATEGIES. Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Normally maintaining similar industry diversification to the S&P 500.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other factors supported by fundamental research to select investments. PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE.  Stock Selector seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES. FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other factors supported by fundamental research to select investments. PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE. TechnoQuant Growth seeks capital growth. PRINCIPAL INVESTMENT STRATEGIES. FMR's principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using computer-aided, quantitative analysis of technical factors such as price and volume information as well as fundamental factors to select investments.
PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates TechnoQuant Growth's performance over the past year and the changes in Disciplined Equity's and Stock Selector's performance from year to year, and compares the funds' performance to the performance of a market index and similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS
The returns in the chart do not include the effect of TechnoQuant Growth's front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.



DISCIPLINED EQUITY

CALENDAR YEARS      1989  1990  1991  1992  1993  1994  1995  1996  1997

                    %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR DISCIPLINED EQUITY, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS ___% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR DISCIPLINED
EQUITY WAS __%.
STOCK SELECTOR

CALENDAR YEARS  1991  1992  1993  1994  1995  1996  1997

                %     %     %     %     %     %     %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR STOCK SELECTOR, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS ___% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR STOCK SELECTOR
WAS __%.
TECHNOQUANT GROWTH

CALENDAR YEARS           1997

                         %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR TECHNOQUANT GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS ___% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR TECHNOQUANT
GROWTH WAS __%.
AVERAGE ANNUAL RETURNS
The returns in the table include the effect of TechnoQuant Growth's front-end sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1997    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

DISCIPLINED EQUITY                          %            %             %A

S&P 500                                     %            %             %

LIPPER GROWTH FUNDS                         %            %             %
AVERAGE

STOCK SELECTOR                              %            %             %B

S&P 500                                     %            %             %

LIPPER GROWTH FUNDS                         %            %             %
AVERAGE

TECHNOQUANT GROWTH                          %            %             %C

S&P 500                                     %            %             %

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   %            %             %


A FROM JANUARY 1, 1989.
B FROM JANUARY 1, 1991.
C FROM JANUARY 1, 1997.
Standard & Poor's 500 Index (S&P 500(registered trademark)) is a market capitalization-weighted index of common stocks.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. The annual fund operating expenses provided below are [based on historical expenses/higher than the expenses actually paid by the fund as the result of the payment or reduction of certain expenses] during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR)
MAXIMUM SALES CHARGE (LOAD) ON PURCHASES (AS A % OF OFFERING PRICE)

       FOR TECHNOQUANT GROWTH ONLY                                   3%A

SALES CHARGE (LOAD) ON                                               NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                          NONE

REDEMPTION FEE (SHORT-TERM TRADING FEE)
ON SHARES HELD LESS THAN 90 DAYS
(AS A % OF AMOUNT REDEEMED)

       FOR TECHNOQUANT GROWTH ONLY                                   0.75%

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)           $12.00

ALOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.
FUND OPERATING EXPENSES (PAID BY THE FUNDS)
DISCIPLINED EQUITY  MANAGEMENT FEE                        %

                    DISTRIBUTION (12B-1) FEE              NONE

                    OTHER EXPENSES                        %

                    TOTAL ANNUAL FUND OPERATING EXPENSES  %

STOCK SELECTOR      MANAGEMENT FEE                        %

                    DISTRIBUTION (12B-1) FEE              NONE

                    OTHER EXPENSES                        %

                    TOTAL ANNUAL FUND OPERATING EXPENSES  %

TECHNOQUANT GROWTH  MANAGEMENT FEE                        %

                    DISTRIBUTION (12B-1) FEE              NONE

                    OTHER EXPENSES                        %

                    TOTAL ANNUAL FUND OPERATING EXPENSES  %

[A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been __% for Disciplined Equity, __% for Stock Selector and __% for TechnoQuant Growth.]
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
DISCIPLINED EQUITY  1 YEAR    $

                    3 YEARS   $

                    5 YEARS   $

                    10 YEARS  $

STOCK SELECTOR      1 YEAR    $

                    3 YEARS   $

                    5 YEARS   $

                    10 YEARS  $

TECHNOQUANT GROWTH  1 YEAR    $

                    3 YEARS   $

                    5 YEARS   $

                    10 YEARS  $

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE:
DISCIPLINED EQUITY FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests at least 65% of the fund's total assets in common stocks. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. FMR seeks to maintain similar industry diversification to the S&P 500.
In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE:
STOCK SELECTOR seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests at least 65% of the fund's total assets in common stocks. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE:
TECHNOQUANT GROWTH FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests the fund's assets primarily in common stocks. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities, FMR uses a security selection process that utilizes computer-aided, quantitative analysis. FMR's computer models use many types of factors, but emphasize technical data such as price and volume information. Fundamental factors, such as earnings estimates and dividend yield, may also be considered. FMR's emphasis on technical analysis can result in the fund's holding different types of stocks at different times. For example, the fund can hold stocks of companies with large or small market capitalization or high or low price/earnings ratios. The fund's focus can change rapidly based on FMR's analysis of the most current information. At times, the fund could be concentrated in a small number of market sectors or securities.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES:
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS:
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Different parts of the market can react differently to these factors. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions, can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.
QUANTITATIVE INVESTING. The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
DISCIPLINED EQUITY seeks capital growth by investing primarily in a broadly diversified portfolio of common stocks.
STOCK SELECTOR seeks capital growth by investing primarily in common stocks.
TECHNOQUANT GROWTH seeks capital growth.
VALUING SHARES
The funds are open for business each day the New York Stock Exchange
(NYSE) is open.
 Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation.
SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity(registered trademark) is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web Site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of a fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS, and certain other 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES
The price to buy one share of Disciplined Equity or Stock Selector is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of TechnoQuant Growth is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.
If you pay a sales charge, your price will be the fund's offering price. When you buy shares of the fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.
The offering price of TechnoQuant Growth is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity Funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $500
Through regular investment plans  $100
TO ADD TO AN ACCOUNT  $250
Through regular investment plans $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger)FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
These minimums may be lower for purchases through a Fidelity GoalPlannerSM account in Stock Selector. There is no minimum account balance or initial or subsequent purchase minimum for purchase through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.
KEY INFORMATION

PHONE                 TO OPEN AN
1-800-544-7777        ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line(registered trademark) to
                      transfer from your
                      bank account.

INTERNET              TO OPEN AN
WWW.FIDELITY.COM      ACCOUNT
                      (bullet)
                      Complete and
                      sign the
                      application. Make
                      your check
                      payable to the
                      complete name of
                      the fund. Mail
                      to the address
                      under "Mail"
                      below.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line to
                      transfer from your
                      bank account.

MAIL                  TO OPEN AN
FIDELITY INVESTMENTS  ACCOUNT
P.O. BOX 770001       (bullet)
CINCINNATI, OH        Complete and
45277-0002            sign the
                      application. Make
                      your check
                      payable to the
                      complete name
                      of the fund. Mail
                      to the address at
                      left.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Make your check
                      payable to the
                      complete name
                      of the fund.
                      Indicate your
                      fund account
                      number on your
                      check and mail to
                      the address at
                      left.
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund. Send a
                      letter of
                      instruction to the
                      address at left,
                      including your
                      name, the funds'
                      names, the fund
                      account numbers,
                      and the dollar
                      amount or
                      number of shares
                      to be exchanged.

IN PERSON             TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Bring your
                      application and
                      check
                      to a Fidelity
                      Investor Center.
                      Call
                      1-800-544-9797
                      for the center
                      nearest you.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Bring your check
                      to a Fidelity
                      Investor Center.
                      Call
                      1-800-544-9797
                      for the center
                      nearest you.

WIRE                  TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Call
                      1-800-544-7777
                      to set up your
                      account and to
                      arrange a wire
                      transaction.
                      (bullet)
                      Wire within 24
                      hours to: Bankers
                      Trust Company,
                      Bank Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete name
                      of the fund and
                      include your new
                      fund account
                      number and your
                      name.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Wire to: Bankers
                      Trust Company,
                      Bank Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete name
                      of the fund and
                      include your fund
                      account number
                      and your name.

AUTOMATICALLY         TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Not available.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Use Fidelity
                      Automatic Account
                      Builder(registered trademark) or Direct
                      Deposit.
                      (bullet)
                      Use Fidelity
                      Automatic
                      Exchange Service
                      to exchange from
                      a Fidelity money
                      market fund.

SELLING SHARES
The price to sell one share of Disciplined Equity or Stock Selector is the fund's NAV. The price to sell one share of TechnoQuant Growth is the fund's NAV, minus the short-term trading fee, if applicable. TechnoQuant Growth will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
KEY INFORMATION

PHONE             (bullet)
1-800-544-7777    Call the phone
                  number at left to
                  initiate a wire
                  transaction or to
                  request a check
                  for your
                  redemption.
                  (bullet)
                  Use Fidelity
                  Money Line to
                  transfer to your
                  bank account.
                  (bullet)
                  Exchange to
                  another Fidelity
                  fund. Call the
                  phone number at
                  left.

INTERNET          (bullet)
WWW.FIDELITY.COM  Exchange to
                  another Fidelity
                  fund.
                  (bullet)
                  Use Fidelity
                  Money Line to
                  transfer to your
                  bank account.

MAIL              INDIVIDUAL,
FIDELITY          JOINT TENANT,
INVESTMENTS       SOLE PROPRIETO
P.O. BOX 660602   RSHIP,
DALLAS, TX        UGMA, UTMA
75266-0602        (bullet)
                  Send a letter of
                  instruction to the
                  address at left,
                  including your
                  name, the fund's
                  name, your fund
                  account number,
                  and the dollar
                  amount or
                  number of shares
                  to be sold. The
                  letter of
                  instruction must
                  be signed by all
                  persons required
                  to sign for
                  transactions,
                  exactly as their
                  names appear on
                  the account.
                  RETIREMENT
                  ACCOUNT
                  (bullet)
                  The account
                  owner should
                  complete a
                  retirement
                  distribution form.
                  Call
                  1-800-544-666
                  6 to request one.
                  TRUST
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left,
                  including the
                  trust's name, the
                  fund's name, the
                  trust's fund
                  account number,
                  and the dollar
                  amount or
                  number of shares
                  to be sold. The
                  trustee must sign
                  the letter of
                  instruction
                  indicating capacity
                  as trustee. If the
                  trustee's name is
                  not in the account
                  registration,
                  provide a copy of
                  the trust
                  document certified
                  within the last 60
                  days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left,
                  including the
                  firm's name, the
                  fund's name, the
                  firm's fund
                  account number,
                  and the dollar
                  amount or
                  number of shares
                  to be sold. At
                  least one person
                  authorized by
                  corporate
                  resolution to act
                  on the account
                  must sign the
                  letter of
                  instruction.
                  (bullet)
                  Include a
                  corporate
                  resolution with
                  corporate seal or
                  a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Call
                  1-800-544-666
                  6 for
                  instructions.

IN PERSON         INDIVIDUAL,
                  JOINT TENANT,
                  SOLE PROPRIETO
                  RSHIP,
                  UGMA, UTMA
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-979
                  7 for the center
                  nearest you. The
                  letter of
                  instruction must
                  be signed by all
                  persons required
                  to sign for
                  transactions,
                  exactly as their
                  names appear on
                  the account.
                  RETIREMENT
                  ACCOUNT
                  (bullet)
                  The account
                  owner should
                  complete a
                  retirement
                  distribution form.
                  Visit a Fidelity
                  Investor Center
                  to request one.
                  Call
                  1-800-544-979
                  7 for the center
                  nearest you.
                  TRUST
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-979
                  7 for the center
                  nearest you. The
                  trustee must sign
                  the letter of
                  instruction
                  indicating capacity
                  as trustee. If the
                  trustee's name is
                  not in the account
                  registration,
                  provide a copy of
                  the trust
                  document certified
                  within the last 60
                  days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-979
                  7 for the center
                  nearest you. At
                  least one person
                  authorized by
                  corporate
                  resolution to act
                  on the account
                  must sign the
                  letter of
                  instruction.
                  (bullet)
                  Include a
                  corporate
                  resolution with
                  corporate seal or
                  a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Visit a Fidelity
                  Investor Center
                  for instructions.
                  Call
                  1-800-544-979
                  7 for the center
                  nearest you.

AUTOMATICAL       (bullet)
LY                Use Personal
                  Withdrawal
                  Service to set up
                  periodic
                  redemptions from
                  your account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.


AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY    PROCEDURES
 $100    Monthly or   (bullet) To set up
         quarterly    for a new account,
                      complete the
                      appropriate section on
                      the fund application.
                      (bullet) To set up
                      for existing accounts,
                      call 1-800-544-6666
                      or visit Fidelity's Web
                      site for an application.
                      (bullet) To make
                      changes, call
                      1-800-544-6666 at
                      least three business
                      days prior to your
                      next scheduled
                      investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR
GOVERNMENT CHECK TO A FIDELITY FUNDA


MINIMUM  FREQUENCY         PROCEDURES
 $100    Every pay period  (bullet) To set up
                           for a new account,
                           check the appropriate
                           box on the fund
                           application.
                           (bullet) To set up
                           for an existing
                           account, call
                           1-800-544-6666 or
                           visit Fidelity's Web site
                           for an authorization
                           form.
                           (bullet) To make
                           changes you will need
                           a new authorization
                           form. Call
                           1-800-544-6666 or
                           visit Fidelity's Web
                           site to obtain one.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT
BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE
CHECK.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND


MINIMUM  FREQUENCY       PROCEDURES
 $100    Monthly,        (bullet) To set up,
         bimonthly,      call 1-800-544-6666
         quarterly, or   after both accounts
         annually        are opened.
                         (bullet) To make
                         changes, call
                         1-800-544-6666 at
                         least three business
                         days prior to your
                         next scheduled
                         exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.



FREQUENC  PROCEDURES
Y         (bullet) To set up, call 1-800-544-6666.
Monthly   (bullet) To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.
          (bullet) Because of TechnoQuant Growth's front-end sales charge, you may not want to set up a systematic withdrawal program when you are buying TechnoQuant Growth shares on a regular basis.


OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
OTHER FEATURES
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and (bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund trading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and (bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each fund normally pays dividends and capital gains distributions in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains at a rate based on how long the securities were held.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. FUND SERVICES


FUND MANAGEMENT
Each fund is a MUTUAL FUND, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is each fund's manager. As of [date], FMR had $__ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Brad Lewis is Vice President and manager of Disciplined Equity and Stock Selector, which he has managed since December 1988 and September 1990, respectively. He also manages other Fidelity funds. Mr. Lewis joined Fidelity in 1985.
Tim Krochuk is manager of TechnoQuant Growth, which he has managed since inception. He also manages another Fidelity fund. Since joining Fidelity in 1992, Mr. Krochuk has worked as a quantitative analyst and manager.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to the S&P 500.
Management  =  Basic  +/-  Performance
fee            fee         adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was __%. The individual fund fee rate is 0.30% for each fund.
The basic fee for each of Disciplined Equity, Stock Selector and TechnoQuant Growth for the fiscal year ended October 31, 1998 was __%, __%, and __%, respectively, of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing each fund's performance to that of the S&P 500.
The performance adjustment rate is divided by twelve and multiplied by a fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of a fund's average net assets over the performance period.
For TechnoQuant Growth, the performance period began on December 1, 1996 and will eventually include 36 months. The performance adjustment took effect on November 1, 1997.
For Disciplined Equity and Stock Selector, the performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998 was __% of the fund's average net assets for Disciplined Equity, __% of the fund's average net assets for Stock Selector and __% of the fund's average net assets for TechnoQuant Growth.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.
As of October 31, 1998, approximately __%, ___& and __% of [NAME OF FUND(S)] total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]
FUND DISTRIBUTION
FDC distributes each fund's shares.
You may pay a sales charge when you buy your shares of TechnoQuant
Growth.
FDC collects the sales charge.
TechnoQuant Growth's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.
                      Sales Charge

Ranges                As a % of       As an approximate % of net amount
                      offering price  invested

$0 - 249,999          3.00%           3.09%

$250,000 - 499,999    2.00%           2.04%

$500,000 - 999,999    1.00%           1.01%

$1,000,000 - or more  none            none

FDC may pay a portion of sales charge proceeds to securities dealers who have sold TechnoQuant Growth's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
TechnoQuant Growth's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page 30.
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
More detailed information about waivers (1), (2), (5), (9), and (10) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.
To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
Each of Disciplined Equity and Stock Selector has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.
To receive sales concessions and waivers and payments made pursuant to a Distribution and Service Plan, qualified recipients must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each fund's financial history for the past 5 years for Disciplined Equity and Stock Selector and for the past two years for TechnoQuant Growth. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The annual information has been audited by __________, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' Statement of Additional Information (SAI) includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies, performance and holdings.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Express+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
TechnoQuant, Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.
QNT-pro-1298
[Insert item code number]
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANTSM GROWTH FUND
FUNDS OF FIDELITY CAPITAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
   DECEMB    ER 30, 1998
This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Reports are incorporated herein. The Annual Reports are supplied with this SAI.
To obt   ain a f    ree additional copy of the Prospectus, dated
December 30, 1998, or an Annual Report, pleas   e ca    ll
Fidelity(registered trademark) at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
TABLE OF CONTENTS                                         PAGE

INVESTMENT POLICIES AND LIMITATIONS                       27

PORTFOLIO TRANSACTIONS                                    33

VALUATION                                                 35

PERFORMANCE                                               36

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  39

DISTRIBUTIONS AND TAXES                                   40

TRUSTEES AND OFFICERS                                     40

CONTROL OF INVESTMENT ADVISER                             43

MANAGEMENT CONTRACTS                                      43

DISTRIBUTION SERVICES                                     46

TRANSFER AND SERVICE AGENT AGREEMENTS                     46

DESCRIPTION OF THE TRUST                                  47

FINANCIAL STATEMENTS                                      47

APPENDIX                                                  48

(fidelity_logo_graphic) 82 Devonshire Street, Boston, MA 02109
QNT-ptb-1298
[Insert item code number].
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY DISCIPLINED EQUITY FUND
(DISCIPLINED EQUITY)
THE FOLLOWING ARE DISCIPLINED EQUITY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an
affiliate serve   s as investment adviser or (b) by engaging in
reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds
advised by FMR or its affiliate    s if total outstanding borrowings
immediately after such borrowing would exceed 15% of the fund's total assets,
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
Wi   th respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10    % of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
INVESTMENT LIMITATIONS OF FIDELITY STOCK SELECTOR (STOCK SELECTOR)
THE FOLLOWING ARE STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).
(9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an
affiliate serves    as investment adviser or (b) by engaging in
reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds
advised by FMR or its affiliates i    f total outstanding borrowings
immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
W   ith respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 1    0% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
INVESTMENT LIMITATIONS OF FIDELITY TECHNOQUANT GROWTH FUND
(TECHNOQUANT GROWTH)
THE FOLLOWING ARE TECHNOQUANT GROWTH'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an
affiliate serves as inve   stment adviser or (b) by engaging in
reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds
advised by FMR or its affiliates if total     outstanding borrowings
immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
Wi   th respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than     10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"af   filiate    d persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represe   nt interests in pools of mortgages,
loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In
addition, these securities may be subject to prepayment ris    k.
BORROWING. Each fund may    borrow from banks or from other funds
advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes
additional investments     while borrowings are outstanding, this may
be considered a form of leverage.
CASH MANAGEMENT. A fund can hold un   invested cash or can invest it
in cash equivalents such as money market securities, repurchase
agreements or shares of money market fund    s. Generally, these
securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money    market funds managed by FMR or its
affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with
industry-standard r    equirements for money market funds regarding
the quality, maturity and diversification of their in   vestments    .
COMMON STOCK represents an e   quity or ownership interest in an
issuer. In the event an issuer is liquidated or declares bankruptcy,
owners of bonds and preferred stock take p    recedence over the
claims of those who own common stock.
CONVERTIBLE SECURITIES are bon   ds, debentures, notes, preferred
stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or
conversion, the fund could be required to tend    er it for
redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally ha   ve less potential for gain or
loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the
underlying common stocks rise in value, the value     of convertible
securities may also be expected to increase. At the same time,
however, the difference between the mar   ket value of convertible
securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest
rates rise. Convertible securities are also subject to cre    dit
risk, and are often lower-quality securities.
DEBT SECURITIES are    used by issuers to borrow money. The issuer
usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreig   n securities, foreign
currencies, and securities issued by U.S. entities with substantial
foreign operations may involve significant risks in addi    tion to
the risks inherent in U.S. investments.
F   oreign in    vestments involve risks relating to local political,
economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors. Su   ch acti    ons may include expropriation or
nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability    to repa    triate assets or convert
currency into U.S. dollars, or other government intervention.
Additionally, governmental issuers of f   oreign debt securities may
be unwilling to pay interest and repay principal when due and may
require that the conditions for payment     be renegotiated. There is
no assurance that FMR will be able to anticipate these potential
events or counter their effects. In addition   , the value of
securities denominated in foreign currencies and of dividends and
interest paid with respect to such securities will fluctu    ate based
on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC)
markets located outside of the United States. Foreign st   ock
markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher
t    han with U.S. investments.
Foreign    markets may offer less protection to investors than U.S.
markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have
difficulty enf    orcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
action   s. ADRs are     alternatives to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign invest   ing may be magnified for investments in
emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to
increases in trading volume, potentia    lly making prompt liquidation
of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do n   ot intend to
direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's
investment in the company. T   he activities in     which a fund may
engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following par   agraphs per    tain to
futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve    purc    hasing and writing options in
combination with each other, or in combination with futures or forward
contracts, t   o adjust the risk and return characteristics of the
overall position. For example, purchasing a put option and writing a
call option on the same     underlying instrument would construct a
combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely
that the standardized contracts avail   able will not     match a
fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which the fund typically    invests,     which involves a risk that
the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasi   ng a futur    es contract, the buyer
agrees to purchase a specified underlying instrument at a specified
future date. In selling a f   utures c    ontract, the seller agrees
to sell a specified underlying instrument at a specified future date.
The price at which the purchase an   d sale     will take place is
fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total assets    under nor    mal conditions; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and
options discussed elsewhere in this SAI, a   re not fun    damental
policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days
when the price fluctuation limit is reached or a trading ha   lt is
imp    osed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above. A fund    may p    urchase and sell currency futures and may
purchase and write currency options to increase or decrease its
exposure to different foreign currenci   es. Curren    cy options may
also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through
negotiation with the other party to the option contract. While    this
type of ar    rangement allows the purchaser or writer greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a    put optio    n,
the purchaser obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike pric   e. In
retu    rn for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities,
indices of securities prices, and futur   es contra    cts. The
purchaser may terminate its position in a put option by allowing it to
expire or by exercising the option. If the option is all   owed to
expire, the purchaser will lose the entire premium. If the option is
exercised, the purchaser completes the sale of    the un    derlying
instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a p   ut or call
o    ption takes the opposite side of the transaction from the
option's purchaser. In return for receipt o   f the     premium, the
writer assumes the obligation to pay the strike price for the option's
underlying instrument if the other party t   o the opt    ion chooses
to exercise it. The writer may seek to terminate a position in a put
option before exercise by closin   g out the option in the secondary
market at its current price. If the secondary market is not liquid for
a put option, however, the writer must     continue to be prepared to
pay the strike price while the option is outstanding, regardless of
price changes. When writing an opt   ion on a f    utures contract, a
fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obli   gates t    he writer to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID SECURITIES cannot    be sold or     disposed of in the
ordinary course of business at approximately the prices at which they
are valued. Difficu   lty in sellin    g securities may result in a
loss or may be costly to a fund. Under the supervision of the Board of
Trustees, FMR determines the liq   uidity     of a fund's investments
and, through reports from FMR, the Board monitors investments in
illiquid securities. In determ   ining th    e liquidity of a fund's
investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer
undertakings to make a market and (4) the nature    of the
securi    ty and the market in which it trades (including any demand,
put or tender features, the mechanics and ot   her requirements for
transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instrume   nts whose pr    ices are indexed to
the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated securit   ies. Curren    cy-indexed securities may
be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which
they are indexed, and may also be influenced by    in    terest rate
changes in the United States and abroad. Indexed securities may be
m   ore volatile th    an the underlying instruments. Indexed
securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursua   nt to     an
exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-g   rade debt securities
are medium and high-quality securities. Some may possess speculative characteristics and may be sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit
Rating Co., or Fitch IBCA Inc., or is unrated bu    t considered to be
of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt inst   ruments
are i    nterests in amounts owed by a corporate, governmental, or
other borro   wer to l    enders or lending syndicates (loans and loan
participations), to suppliers of goods or services (trade claims or
other receivables),    or to oth    er parties. Loan participations
involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal
protection to the purchaser in the e   vent of fra    ud or
misrepresentation. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply
a   dd    itional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-q   uality de    bt securities
have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity
of lower-qual   ity debt se    curities and the ability of outside
pricing services to value lower-quality debt securities.
Because    the risk o    f default is higher for lower-quality debt
securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its e   xpense or in     conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
PREFERRED STOCK is a class of equ   ity or ownership in an issuer that
pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence
over the claims of those who own preferred     and common stock.
REAL ESTATE INVESTMENT TRUSTS. Equity real estat   e investment trusts
own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under
the Internal Revenue Code and failing to ma    intain exemption from
the 1940 Act.
REPURCHASE AGREEMENTS involve an agreement    to purchase     a
security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon
rate or maturity of the    purchase    d security. As protection
against the risk that the original seller will not fulfill its
obligation, the securities are    held in a     separate account at a
bank, marked-to-market daily, and maintained at a value at least equal
to the sale price plus the accrued incremental amo   unt. T    he
value of the security purchased may be more or less than the price at
which the counterparty has agreed to purc   hase the security. In
addition, delays or losses could result if the other party to the
agreement defaults or becomes insolvent. The funds     will engage in
repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to    legal restr    ictions on
their sale. Difficulty in selling securities may result in a loss or
be costly to a fund. Restricted securi   ties genera    lly can be
sold in privately negotiated transactions, pursuant to an exemption
from registration under the Securities Act of 1933, o   r in a
registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If,
during such a period, adverse market conditions were to develop   ,
the     holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreem   ent, a
fund     sells a security to another party, such as a bank or
broker-dealer, in return for cash and agrees to re   purch    ase that
security at an agreed-upon price and time. The funds will enter into
reverse repurchase agreem   ents with parties whose creditworthiness
has been reviewed and found satisfactory by FMR. Such transactions may
increase fluctuations in     the market value of fund assets and may
be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, inclu   ding shares of
closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to whic   h a fund     can invest in securities of other
investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allow   s a fund to retain ownership of the
securities loaned and, at the same time, to earn additional income.
Because there may be delays in th    e recovery of loaned securities,
or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions    ma    y be invested in
other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sale   s of secu    rities
that a fund owns or has the right to obtain (equivalent in kind or
amount to the securities sold sho   rt). If a fund enters into a short
sale against the box, it will be required to set aside securities
equivalent in kind and amount to the securitie    s sold short (or
securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individual   ly neg    otiated and structured
to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and
interest rate   s. For example, if the fund agreed to pay fixed rates
in exchange for floating rates while holding fixed-rate bonds, the
swap would tend to d    ecrease the fund's exposure to long-term
i   nterest     rates. Caps and floors have an effect similar to
buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap
agreement would be likely to decline, potentia   lly re    sulting in
losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserve   s the right to
invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make intere   st payments; instead, they are
sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon
bond's purchase price and its face value is cons    idered income.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of
transaction orders for other investment    companies and investment
accounts for which it or its affiliates act as investment adviser. In
selecting broker-dealers, subject to applicable     limitations of the
federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness
of any commis   sions; an    d, if applicable, arrangements for
payment of fund expenses.
If FMR grants investm   ent management authority to a sub-adviser (see
the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fu   nd may     execute portfolio transactions with
broker-dealers who provide research and execution services to the fund
or other investment acc   ounts ov    er which FMR or its affiliates
exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio
strategy, and pe   rformance     of accounts; and effect securities
transactions and perform functions incidental thereto (such as clearance and settlement).
The selection    of such broker-dealers for transactions in equity
securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based
upon the quality     of research and execution services provided.
For transacti   ons in fixed-income securities, FMR's selection of
broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute
tr   ans    actions on behalf of a fund may be useful to FMR in
rendering investment management services to th   at fun    d or its
other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to
a f    und. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Fixed-income securities a   re generally purchased from an issuer or
underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal    securities
law    s, a fund may pay a broker-dealer commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause a    fund     to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of
a particular transaction or FM   R's ove    rall responsibilities to
that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applic   able law, FMR is authorized to
allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage
Services (FBS), an indirect subsidiary of FMR C    orp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under
which the broker-   deale    r allocates a portion of the commissions
paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for investment accou   nts which     they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Tru   stees of ea    ch fund periodically review FMR's performance
of its responsibilities in connection with the placement of portfolio
transactions on behalf of the    fund a    nd review the commissions
paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fis   cal periods ended October 31, 1998 and 1997, the
portfolio turnover rates were __% and 127%, respectively, for Disciplined Equity, __% and 177%, respectively, for Stock Selector and __% and 296%, respectively, for TechnoQuant Growth. [Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's
investment o    utlook.]
The following table   s show the brokerage commissions paid by the
funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. [For the fiscal years ended October 1998 [the funds/Name(s) of Fund(s)] paid no brokerage
commission    s.]
   The follo    wing table shows the total amount of brokerage
commissions paid by each fund.
FISCAL                   TOTAL
YEAR                     AMOUNT PAID
ENDED
OCTOBER 31

DISCIPLINED EQUITY

1998                     $

1997

1996

STOCK SELECTOR

1998

1997

1996

TECHNOQUANT GROWTH

1998

1997*

* From November 12, 1996 (commencement of operations).
[Of the following tables, th   e first shows the total amount of
brokerage commissions paid by each fund to NFSC [[and/,] FBS] [and FBSJ], as applicable,] for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC [[and/,] FBS] [and FBSJ] for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC [,/and] FBS,] [and
FBSJ] [is/are] paid on a commission     basis].]

                         TOTAL AMOUNT PAID

FISCAL                   TO NFSC            [TO FBS]  [TO FBSJ]
YEAR
ENDED
OCTOBER 31

DISCIPLINED EQUITY

1998                     $                  [$ ]      [$ ]

1997                                        [ ]       [ ]

1996                                        [ ]       [ ]

STOCK SELECTOR

1998                                        [ ]       [ ]

1997                                        [ ]       [ ]

1996                                        [ ]       [ ]

TECHNOQUANT GROWTH

1998                                        [ ]       [ ]

1997*                                       [ ]       [ ]

* From November 12, 1996 (commencement of operations)

FISCAL             % OF          % OF          [% OF        [% OF         [% OF        [% OF
YEAR               AGGREGATE     AGGREGATE      AGGREGATE   AGGREGATE     AGGREGATE    AGGREGATE
ENDED              COMMISSIONS   DOLLAR        COMMISSIONS  DOLLAR        COMMISSIONS  DOLLAR
OCTOBER 31         PAID TO NFSC  AMOUNT OF     PAID TO      AMOUNT OF     PAID TO      AMOUNT OF
1   998                          TRANSACTIONS  FBS]         TRANSACTIONS  FBSJ]        TRANSACTIONS
                                 EFFECTED                   EFFECTED                   EFFECTED
                                 THROUGH                    THROUGH FBS]               THROUGH
                                 NFSC                                                  FBSJ]

DISCIPLINED         %             %            [ %]         [ %]          [ %]         [ %]
EQUITY

STOCK               %             %            [ %]         [ %]          [ %]         [ %]
SELECTOR

TECHNOQUANT         %             %            [ %]         [ %]          [ %]         [ %]
GROWTH


[ (dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, [NFSC] [,/and] [FBS] [and FBSJ] is a result of the low commission rates charged by [NFSC] [,/and] [FBS] [and FBSJ].]
 [NFSC] [,/and] [FBS] [and] [FBSJ] [has/have] used a portion of the commissions paid by [the/a] fund to reduce that fund's custodian or transfer agent fees.]
[The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1998.]
                         $ AMOUNT OF           $ AMOUNT OF
                         COMMISSIONS PAID TO    BROKERAGE
                         FIRMS                  TRANSACTIONS
                         THAT PROVIDED          INVOLVED*
                         RESEARCH SERVICES*

DISCIPLINED EQUITY        $                     $

STOCK SELECTOR

TECHNOQUANT GROWTH

[*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]
[For the fiscal year ended October 31, 1998 the funds paid no brokerage commissions to firms that provided research services.]
The Trustees of each fund have a   pproved procedures in conformity
with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities
that the funds could purchase in the und    erwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed    by FMR or     its affiliates,
investment decisions for each fund are made independently from those
of other funds managed by FMR o   r inve    stment accounts managed by
FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each f   und's NAV is the value of a single share. The NAV of each
fund is computed by adding the value of the fund's investments, cash,
and other a    ssets, subtracting its liabilities, and dividing the
result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated
quote o   r closin    g bid price normally is used. Securities of
other open-end investment companies are valued at their respective
NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign
securities in their l   ocal curre    ncy. FSC gathers all exchange
rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event
tha   t is expe    cted to materially affect the value of a portfolio
security occurs after the close of an exch   ange or m    arket on
which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set fort   h above need not be used to determine the
value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and
off-exchange inst    itutional trading.
PERFORMANCE
A fund may    quote perfor    mance in various ways. All performance
information supplied by the funds in advertising is historical and is
not intended to indicate future returns. Each    fund'    s share
price, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's
NAV over a stated period. A cumula   tive total return reflects actual
performance over a stated period of time. Average annual total returns
are calculated by determining the g    rowth or decline in value of a
hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing
investment alternatives, investo   rs shoul    d realize that a fund's
performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns may or may not include the effect of a fund's maximum sales charge or the effect of a fund's short-term trading fee. Excluding a fund's sales charge and short-term trading fee from a total return calculation produces a higher total return figure. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages were $__ and $__, respectively, for Disciplined Equity, $__ and $__, respectively, for Stock Selector and $__ and $__ for TechnoQuant Growth.
CALCULATING HISTORICAL FUND RESULTS. The fo   llowing tables show
performance for each fund calculated including certain fund expenses. TechnoQuant Growth has a maximum front-end sales charge of 3%, which is included in the average annual and cumulative total returns.
For TechnoQua   nt Growth, total returns do not include the effect of
the fund's short-term trading fee, applicable to shares held less than
90 days.
HISTORICAL FUND RESULTS. The following t   able shows e    ach fund's
total return for the fiscal period ended October 31, 1998.




                         Average Annual Total Returns                Cumulative Total Returns

                         One      Five        Ten                   One       Five          Ten
                         Year     Years       Years                 Year      Years         Years



Disciplined Equity       %        %           %                     %         %             %
                          Average Annual Total Returns                  Cumulative Total Returns

                          One     Five        Life of               One       Five           Life of
                          Year    Years       Fund*                 Year      Years          Fund*



Stock Selector            %       %           %                     %         %              %
 * From September 28, 1990 (commencement of operations)
 .
                          Average Annual Total Returns                  Cumulative Total Returns

                          One     Five         Life of               One      Five           Life of
                          Year    Years        Fund*                 Year     Years          Fund*



TechnoQuant Growth        %       n/a          %                     %        n/a            %

 * From November 12, 1996 (commencement of operations).

The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The followin   g tables show the growth in value of a hypothetical
$10,000 investment in each fund during the past 10 fiscal years ended
1998 or life     of each fund, as applicable, assuming all
distributions were reinvested. Total returns are based on past results
and are not an    i    ndication of future performance. Tax
consequences of different investments have not been factored into the figures below.
Durin   g the 10    -year period ended October 31, 1998, a
hypothetical $10,000 investment in Disciplined Equity would have grown to $_____.

         FIDELITY DISCIPLINED EQUITY FUND                                                       INDEXES

Fiscal Year                       Value of    Value of       Value of       Total      S&P 500    DJIA       Cost of
Ended                             Initial     Reinvested     Reinvested     Value                            Living**
                                  $10,000     Dividend       Capital Gain
                                  Investment  Distributions  Distributions







1998                              $           $              $              $          $          $          $

1997                              $ 27,720    $  3,659       $ 14,795       $ 46,174   $ 42,475   $ 44,326   $ 13,411

1996                              $ 22,870    $  2,650       $  9,819       $ 35,339   $ 32,151   $ 34,335   $ 13,137

1995                              $ 23,040    $  2,213       $  6,496       $ 31,749   $ 25,908   $ 27,215   $ 12,755

1994                              $ 18,940    $  1,464       $  4,599       $ 25,003   $ 20,490   $ 21,812   $ 12,407

1993                              $ 19,480    $  1,223       $  3,335       $ 24,038   $ 19,728   $ 19,992   $ 12,091

1992                              $ 17,270    $     858      $  1,778       $ 19,906   $ 17,162   $ 17,022   $ 11,768

1991                              $ 16,740    $     560      $     164      $ 17,464   $ 15,606   $ 15,725   $ 11,402

1990                              $ 12,020    $     118      $     117      $ 12,255   $ 11,689   $ 12,089   $ 11,079

1989                              $ 13,250    $         0    $        0     $ 13,250   $ 12,635   $ 12,596   $ 10,423


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Disciplined Equity, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge (which was in effect during the period January 1, 1990 through July 31, 1990).
During the    perio    d from September 28, 1990 (commencement of
operations) to October 31, 1998, a hypothetical $10,000 investment in Stock Selector would have grown to $_____.

FIDELITY STOCK SELECTOR                                                         INDEXES

Fiscal Year              Value of    Value of       Value of        Total       S&P 500     DJIA        Cost of
Ended                    Initial     Reinvested     Reinvested      Value                               Living**
                         $10,000     Dividend       Capital Gain
                         Investment  Distributions  Distributions







1998_                    $           $              $               $           $           $           $

1997                     $ 29,400    $  1,809       $ 11,297        $ 42,506    $ 36,183    $ 36,634    $ 12,178

1996                     $ 24,990    $  1,220       $  6,947        $ 33,157    $ 27,388    $ 29,137    $ 11,929

1995                     $ 24,250    $    924       $  4,037        $ 29,211    $ 22,070    $ 22,492    $ 11,583

1994                     $ 19,450    $    550       $  2,208        $ 22,208    $ 17,455    $ 18,027    $ 11,266

1993                     $ 20,150    $    290       $  1,053        $ 21,493    $ 16,805    $ 16,523    $ 10,980

1992                     $ 16,770    $    140       $    551        $ 17,461    $ 14,620    $ 14,069    $ 10,686

1991                     $ 15,190    $     42       $      0        $ 15,232    $ 13,294    $ 12,996    $ 10,354

1990*                    $  9,800    $      0       $      0        $  9,800    $  9,957    $  9,991    $ 10,060


* From September 28, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Stock Selector, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge (which was in effect during the period September 28, 1990 through December 31, 1993).
During the perio   d from     November 12, 1996 (commencement of
operations) to October 31, 1998, a hypothetical $10,000 investment in
TechnoQuant    Grow    th would have grown to $_____, including the
effect of the fund's maximum sales charge.

FIDELITY TECHNOQUANT GROWTH FUND                                                   INDEXES

Fiscal Year                       Value of    Value of       Value of       Total  S&P 500  DJIA  Cost of
Ended                             Initial     Reinvested     Reinvested     Value                 Living**
                                  $10,000     Dividend       Capital Gain
                                  Investment  Distributions  Distributions







1998_                             $           $              $              $      $        $     $

1997*                             $           $              $              $      $        $     $


* From November 12, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in TechnoQuant Growth, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares held less than 90 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or
other organizations. When comparing these    indexes,     it is
important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The total return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Each fund may compare its performance t   o that o    f the Standard &
Poor's 500 Index, a market capitalization weighted index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance
of these capital markets is based on the returns of    differ    ent
indexes.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in
the same method as the funds. The funds may al   so co    mpare
performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may
compare these measures to those of oth   er fund    s. Measures of
volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific
periods of time. Each point on the momentum indicator represe   nts a
fund's     percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31,    1998,     FMR advised over $__ billion in
municipal fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the    194    0 Act, FDC exercises its
right to waive TechnoQuant Growth's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or
acquisition of any investment compan   y or trust. In addition, FDC
has chosen to waive TechnoQuant Growth's front-end sales charge in
certain instances due to sales efficiencies an    d competitive
considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer,
or an affiliate (as describ   ed in     waiver (1) above) of such
employer, maintained at least one employee benefit plan that
   qualifi    ed for waiver (1) above and that had at least some
portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchas   ed by a     mutual fund or a qualified state
tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance
from any intermediary distribution channel: The    Fid    elity
Traditional IRA, The Fidelity Roth IRA, The Fidelity Roth Conversion IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of
National Financial Services    Corpora    tion (NFSC). The waiver is
unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
TechnoQuant Growth's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in
securities or other proper   ty,     valued for this purpose as they
are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities and securities of
certain other    investme    nt companies may be exempt from state and
local taxation.
CAPITAL GAINS DISTRIBUTIONS. Ea   ch fund    's capital gains
distributions are federally taxable to shareholders at a rate based
generally on the length of time the securities    on which the gain
was realized were held, regardless of the length of time those shares
on which the distribution is received have been hel    d.
[As of October 31, 1998, each fund had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
RETURNS OF CAPITAL. If a fun   d's distributions exceed its taxable
income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher
reported capital gain or lower reported capital l    oss when those
shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign    gov    ernments may
withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on
other payments or gains with respect to foreign securities. Becau   se
each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax
returns     with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each    ye    ar
as a "regulated investment company" under Subchapter M of the Internal
Revenu   e Code     so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its
shareholders, and no attempt has been made to discuss individua   l
tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or
loss or o    ther tax consequences to you. In addition to federal
income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the A   dvisory Board, and executive officers
of the trust are listed below. The Board of Trustees governs each fund
and is responsible for protecting     the interests of shareholders.
The Trustees are experienced executives who meet periodically
throughou   t the year to oversee each fund's activities, review
contractual arrangements with companies that provide services to each
fund, and revi    ew each fund's performance. Except as indicated,
each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by FMR or its af   fili    ates. The business
address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr. Gate   s is a Di    rector of LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products). Mr. Gates also is a Trus   tee of the Forum for
International Policy and of the Endowment Association of the College
of William and Mary. In addition, he is a me    mber of the National
Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director
of the Yale-   New     Haven Health Services Corp. (1998), a Member of
the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chai   rman     of the Board,
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of Fidelity In   vestments     Money Management, Inc. (1998),
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
BRADFORD F. LEWIS (43), is Vice Pres   ident of Fidelity Stock
Selector and Fidelity Disciplined Equity Fund and other funds advised
by FMR. Prior to his current responsibi    lities, Mr. Lewis managed a
variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), i   s Vice President (1998) and
General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton
(1981-1997) and served as an A    ssistant General Counsel of the U.S.
Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended Oct   ober     31, 1998, or
calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE


Trustees                       Aggregate     Aggregate       Aggregate      Total
and                            Compensation  Compensation    Compensation   Compensation
Members of the Advisory Board  from          from            from           from the
                               Disciplined   Stock Selector  TechnoQuant    Fund Complex*A
                               Equity[B,]C   [B,]D           Growth[B,]E

J. Gary Burkhead **            $ 0           $ 0             $ 0            $ 0

Ralph F. Cox                   $             $               $              $ 214,500

Phyllis Burke Davis            $             $               $              $ 210,000

Robert M. Gates ***            $             $               $              $176,000

Edward C. Johnson 3d **        $ 0           $ 0             $ 0            $ 0

E. Bradley Jones               $             $               $              $ 211,500

Donald J. Kirk                 $             $               $              $ 211,500

Peter S. Lynch **              $ 0           $ 0             $ 0            $ 0

William O. McCoy****           $             $               $              $ 214,500

Gerald C. McDonough            $             $               $              $ 264,500

Marvin L. Mann                 $             $               $              $ 214,500

Robert C. Pozen**              $ 0           $ 0             $ 0            $ 0

Thomas R. Williams             $             $               $               $214,500


* Information is for the calendar year e   nded     December 31, 1997
for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
****Mr. McCoy was appointed to the Board of Trustees effective January
1, 1997.
A Compensation figures in   clude cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of
their compensation as follows: Ralph F    . Cox, $53,699; Marvin L.
Mann, $53,699; and Thomas R. Williams, $62,462.
[B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]
[C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
 [D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
 [E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
 [F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are subject to vest   ing an    d are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
[As of ________, approximately __% of [Fund Name(s)]'s total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Adviser[s]" section on page , Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund Name(s)]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.]
[As of __________, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than __% of [[each fund/[Fund Name(s)]]'s total outstanding shares.]
[As of __________, the following owned of record or beneficially 5% or more (up to and including 25%) of [[each fund/[Fund Name(s)]]'s outstanding shares:]
[As of __________, approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].]
[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
CONTRO   L OF     INVESTMENT ADVISER
FMR Corp., organized in 1   972, is the ultimate parent company of
FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has e   ntered into a management contract with FMR, pursuant
to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Unde   r the     terms of its management contract
with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for
October    1998     -    w    as __%, which is the weighted average of
the respective fee rates for each level of group net assets up to $__
billion.
Each fund's individual fund fee rate is 0.30% . Based on the
aver   age     group net assets of the funds advised by FMR for
October 1998, each fund's annual basic fee rate would be calculated as follows:

                    Group Fee Rate       Individual Fund Fee Rate       Basic Fee Rate

Disciplined Equity  0.___%          +    0.30%                     =    0.___%

Stock Selector      0.___%          +    0.30%                     =    0.___%

TechnoQuant Growth  0.___%          +    0.30%                     =    0.___%


One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The ba   sic fe    e for each of
Disciplined Equity, Stock Selector and TechnoQuant Growth is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period for TechnoQuant Growth commenced on December 1, 1996. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (for Disciplined Equity and Stock Selector) and 0.01% (for TechnoQuant Growth) (up to a maximum difference of +10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net
assets throu   ghout the mon    th, giving a dollar amount which will
be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is +0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if
reinvest   ed in     that fund's shares at the NAV as of the record
date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each
fu   nd is base    d solely on the relevant performance period without
regard to the cumulative performance over a longer or shorter period of time.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.
Fund                Fiscal Years Ended  Performance    Management Fees
                    October 31          Adjustment     Paid to FMR*

Disciplined Equity  1998                $              $

                    1997                $ (3,512,000)  $ 9,723,000

                    1996                $ (1,531,000)  $ 11,631,000

Stock Selector      1998                $              $

                    1997                $ (2,301,000)  $ 8,092,000

                    1996                $ (420,000)    $ 8,354,000

TechnoQuant Growth  1998                $              $

                    1997**              $              $ 365,000

* Including the amount of the performance adjustment.
** From November 12, 1996 (commencement of operations).
During the reporting period, FMR voluntarily modified    the
breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under
m    anagement increase.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
SUB-ADVISERS. On behalf of Disciplined E   quit    y, Stock Selector
and TechnoQuant Growth, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
Fiscal Year Ended
October 31          FMR U.K.      FMR Far East

Disciplined Equity

1998                $             $

1997                $ 2,562       $ 2,334

1996                $ 8,459       $ 8,342

Stock Selector

1998                $             $

1997                $ 107,477     $ 100,239

1996                $ 101,205     $ 100,771

TechnoQuant Growth

1998                $             $

1997*               $       675   $        682

[*From November 12, 1996 (commencement of operations).]
[For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years.]
[For discretionary investment management and execution of portfolio transactions, fees paid to the sub-advisers on behalf of [Name(s) of Fund(s)]] for the past three fiscal years are shown in the table below.]
Fiscal Year Ended
October 31          FMR U.K.  FMR Far East

Disciplined Equity

1998                $         $

1997                $         $

1996                $         $

Stock Selector

1998                $         $

1997                $         $

1996                $         $

TechnoQuant Growth

1998                $         $

1997*               $         $

[*From November 12, 1996 (commencement of operations).]
DISTR   IBUTION SERVICES
   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   Sales charge revenues collected and retained by FDC for     the
past two fiscal years are shown in the table below.

                                  Sales Charge Revenue

                    Fiscal Year   Amount Paid to        Amount Retained
                    Ended         FDC                   by FDC

TechnoQuant Growth  October 31,   $                     $
                    1998

                    1997*         $                     $


*From November 12, 1996 (commencement of operations).
The Trustees have approved Distribution and Service Plans on behalf of Disciplined Equity and Stock Selector (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses. Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for
expenses incurred in connection with p   rovid    ing services
intended to re   sult in the sale of fund shares and/or shareholder
support services. In addition, each Plan provides that FMR, directly
or through FDC, may p    ay intermediaries, such as banks,
broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments for fund shares.
[Payments made by FMR either directly or through FDC to intermediaries for the fiscal year ended 1998 amounted to $___ for Disciplined Equity, $____ for Stock Selector and $____ for TechnoQuant Growth.] [FMR made no payments either directly or through FDC to intermediaries for the fiscal year ended 1998].
Prior to approving each Plan for Disciplined Equity and Stock Selector, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the
distribution of fund shares, additional sales of fun   d s    hares or
stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
TRANSFER A   ND     SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an    acc    ount
fee and an asset-based fee each paid monthly with respect to each
account in a fund   . For retail accounts and certain institutional
accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to
increase based on postag    e rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro    rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each
Fidelity Freedom Fund, a fund of funds m    anaged by an FMR
affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                1998     1997          1996

Disciplined Equity  $        $ 794,000     $ 791,000

Stock Selector      $        $ 674,000     $ 588,000

TechnoQuant Growth  $        $ 58,000*     $       ---

*From November 12, 1996 (commencement of operations).
For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. [For the fiscal years ended October 31, 1998, 1997, and 1996, the funds paid no securities lending fees.]
[For the fiscal years ended October 31, 1998, 1997, and 1996, the funds paid securities lending fees of $__, $0, and $0, respectively.] [Securities lending fees paid by the funds to FSC for the past three fiscal years are shown in the table below.]
Fund                1998     1997      1996

Disciplined Equity  $        $  0      $  0

Stock Selector      $        $  0      $  0

TechnoQuant Growth  $        $  0      $ n/a

DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Disciplined Equity Fund, Fidelity Stock Selector and Fidelity TechnoQuant Growth Fund are funds of Fidelity Capital Trust, an open-end management investment company organized as
a Massachusetts business trust on May 31, 1978. Currently, t   here
are     five funds in Fidelity Capital Trust: Fidelity Disciplined
Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth
Fund, Fidelity    Capital Appreciation Fund, and Fidelity Value Fund.
The Trustees are permitted to create additional funds in the trust.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets
of each fund in the trust s   hall be charged with the liabilities and
expenses attributable to such fund. Any general expenses of the trust
shall be allocated between or     among any one or more of the funds.
SHAREHOLDER LIABILITY. The trust is an    entity     commonly known as
a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust sha   ll not hav    e
any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The    Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held
personally liab    le for the obligations of the fund solely by reason
of his or her being or having been a shareholder and not because of
his or her acts or omissions or fo   r so    me other reason. The
Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consist of shares of beneficial interest. As a shareholder, you are entitled to one vote for each
dollar of net asset value that you own. T   he voting rights of
shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Share   s are
fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
Each trust or any of its funds ma   y be terminated upon the sale of
its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of each fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. State Street Ba   nk and     Trust Company, 1776 Heritage
Drive, North Quincy, Massachusetts, is custodian of the assets of Disciplined Equity Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Stock Selector. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of TechnoQuant Growth. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and, for Disciplined Equity Fund and Stock Selector, The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated compa   nies, a    nd
members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Stock Selector's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. _____________________ serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights f   or the
fisc    al year ended October 31, 1998, and reports of the auditor,
are included in each fund's Annual Report and a   re inco    rporated
herein by reference.
APPENDIX
Fidelity, Fidelity    Investments & (Pyramid) Design and Fidelity
Focus are registered trademarks of FMR Corp.
   TechnoQuant is a service mark of FMR Corp.
   The third party marks app    earing above are the marks of their
respective owners.

FIDELITY VALUE FUND
CROSS REFERENCE SHEET
FORM N-1A



ITEM NUMBER                                 PROSPECTUS SECTION
1    A    1-3...........................    FRONT COVER PAGE

     B    1-4...........................    BACK COVER PAGE

2    A-B  ................................  INVESTMENT SUMMARY; INVESTMENT
                                            DETAILS

     C    1..............................   INVESTMENT SUMMARY; INVESTMENT
                                            DETAILS

          2..............................   PERFORMANCE

3         ................................  FEE TABLE

4    A    ................................  INVESTMENT DETAILS

     B-C  ................................  INVESTMENT SUMMARY; INVESTMENT
                                            DETAILS

5    A-C  ................................  *

6    A    1..............................   FRONT COVER PAGE; FEE TABLE; FUND
                                            MANAGEMENT

          2...........................      FUND MANAGEMENT

          3...........................      *

     B    ................................  *

7    A    1-3...........................    VALUING SHARES; BUYING AND SELLING
                                            SHARES

     B    ................................  BUYING AND SELLING SHARES; ACCOUNT
                                            FEATURES AND POLICIES

     C    1                                 BUYING AND SELLING SHARES;
                                            EXCHANGING SHARES; ACCOUNT FEATURES
                                            AND POLICIES

     C    2                                 *

          3-7...........................    BUYING AND SELLING SHARES;
                                            EXCHANGING SHARES; ACCOUNT FEATURES
                                            AND POLICIES

     D    ................................  DIVIDENDS AND CAPITAL GAINS
                                            DISTRIBUTIONS

     E    1...........................      INVESTMENT SUMMARY; INVESTMENT
                                            DETAILS; TAX CONSEQUENCES

          2-3...........................    *

     F    1-4...........................    *

8    A    1-2...........................    *

     B    1-2...........................    FUND DISTRIBUTION

     C    1-4...........................    *
          ...

9    A    ................................  FINANCIAL HIGHLIGHTS

     B    ................................  *


*  Not Applicable
FIDELITY VALUE FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A



ITEM NUMBER                                 STATEMENT OF ADDITIONAL INFORMATION SECTION
10   A-B   ...............................  FRONT COVER PAGE

11   A-B   ...............................  DESCRIPTION OF THE TRUST

12   A     ...............................  INVESTMENT POLICIES AND LIMITATIONS;
                                            DESCRIPTION OF THE TRUST

     B-D   ...............................  INVESTMENT POLICIES AND LIMITATIONS

     E     ...............................  PORTFOLIO TRANSACTIONS

13   A-D   ...............................  TRUSTEES AND OFFICERS

     E     ...............................  *

14   A     ...............................  CONTROL OF INVESTMENT ADVISERS

     B-C   ...............................  TRUSTEES AND OFFICERS

15   A     1.............................   CONTROL OF INVESTMENT ADVISERS

           2.............................   TRUSTEES AND OFFICERS

           3.............................   MANAGEMENT CONTRACT

     B     ...............................  DISTRIBUTION SERVICES

     C     1-2.........................     MANAGEMENT CONTRACT

     D     ...............................  TRANSFER AND SERVICE AGENT
                                            AGREEMENTS

     E-F   ...............................  *

     G     1-6.........................     DISTRIBUTION SERVICES

     H     1............................    *

           2............................    TRANSFER AND SERVICE AGENT
                                            AGREEMENTS

           3............................    DESCRIPTION OF THE TRUST

           4............................    TRANSFER AND SERVICE AGENT
                                            AGREEMENTS

16   A-E   ..............................   PORTFOLIO TRANSACTIONS

17   A     1-2.........................     DESCRIPTION OF THE TRUST

     B     ..............................   *

18   A     ..............................   ADDITIONAL PURCHASE, EXCHANGE AND
                                            REDEMPTION INFORMATION

     B     ..............................   *

     C     ..............................   VALUATION

     D     ..............................   *

19   A-B   ..............................   DISTRIBUTIONS AND TAXES

20   A-C   ..............................   DISTRIBUTION SERVICES

21   A     1-5.........................     *

     B     1-5.........................     PERFORMANCE

22   A-C   ...............................  FINANCIAL STATEMENTS


*  Not Applicable

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR
COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
FIDELITY
VALUE
FUND
(fund number 039, trading symbol FDVLX)

PROSPECTUS
DECEMBER 30, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

CONTENTS


FUND SUMMARY             4   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         6   VALUING SHARES

SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES

                         15  EXCHANGING SHARES

                         15  ACCOUNT FEATURES AND POLICIES

                         19  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         19  TAX CONSEQUENCES

FUND SERVICES            19  FUND MANAGEMENT

                         19  FUND DISTRIBUTION

APPENDIX                 20  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE. Value Fund seeks capital appreciation. PRINCIPAL INVESTMENT STRATEGIES. Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in domestic and foreign   issuers.
(small solid bullet) Investing in securities of companies that possess valuable fixed assets or that FMR believes are undervalued in the marketplace.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and similar funds over various periods of time.
Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS


VALUE FUND

CALENDAR YEARS  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997

                %     %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR VALUE FUND, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____,19__, QUARTER WAS __% (QUARTER ENDING _____, 19__).
THE YEAR TO DATE RETURN AS OF SEPTEMBER 30, 1998 FOR VALUE FUND WAS
______%.
AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED                      PAST 1  PAST 5  PAST 10
DECEMBER 31, 1997                          YEAR    YEARS   YEARS

VALUE FUND                                  %       %       %

S&P 500                                     %       %       %

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   %       %       %

Standard & Poor's 500 Index (S&P 500(registered trademark)) is a market capitalization-weighted index of common stocks.
Lipper Capital Appreciation Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the fund. The annual fund operating expenses provided below are [based on historical expenses/higher than the expenses actually paid by the fund as a result of [the payment or reduction of certain expenses] during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR)
SALES CHARGE (LOAD) ON PURCHASES                            NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                 NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

FUND OPERATING EXPENSES (PAID BY THE FUND)
MANAGEMENT FEE                         %

DISTRIBUTION (12B-1) FEE               NONE

OTHER EXPENSES                         %

TOTAL ANNUAL FUND OPERATING EXPENSES   %

[A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating expenses would have been __%.]
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 YEAR    $

3 YEARS   $

5 YEARS   $

10 YEARS  $

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE:
VALUE FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests the fund's assets primarily in common stocks. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
FMR invests in securities of companies that possess valuable fixed assets or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The stocks of these companies are often called "value" stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES:
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS:
Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them. The following factors may significantly affect the fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Different parts of the market can react differently to these factors. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.
"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
VALUE FUND seeks capital appreciation by investing in securities of companies that possess valuable fixed assets, or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. Such companies will generally have one or more of the following attributes:
(1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The fund expects to invest primarily in stocks and convertible securities, but it may also invest in debt obligations consistent with its objective.
VALUING SHARES
The fund is OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.
The fund's net asset value per share (NAV) is the value of a single share. Fidelity(Registered trademark) normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's ASSETS ARE VALUED primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation.
SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following WEB SITE and PHONE NUMBERS:
(small solid bullet) For information over the Internet,   visit
Fidelity's Web site at              www.fidelity.com
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information,
1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following ADDRESSES:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS, and certain other 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
BUYING SHARES
The PRICE TO BUY one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity Funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter CONFIRMED PURCHASE ORDERS on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $500
Through regular investment plans  $100
TO ADD TO AN ACCOUNT  $250
Through regular investment plans $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger)FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
In addition, the fund may waive or lower purchase minimums in other circumstances.
KEY INFORMATION

PHONE                 TO OPEN AN
1-800-544-7777        ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line(registered trademark) to
                      transfer from your
                      bank account.

INTERNET              TO OPEN AN
WWW.FIDELITY.COM      ACCOUNT
                      (bullet)
                      Complete and
                      sign the
                      application. Make
                      your check
                      payable to the
                      complete name of
                      the fund. Mail
                      to the address
                      under "Mail"
                      below.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line(Registered trademark) to
                      transfer from your
                      bank account.

MAIL                  TO OPEN AN
FIDELITY INVESTMENTS  ACCOUNT
P.O. BOX 770001       (bullet)
CINCINNATI, OH        Complete and
 45277-0002           sign the
                      application. Make
                      your check
                      payable to the
                      complete name
                      of the fund. Mail
                      to the address at
                      left.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Make your check
                      payable to the
                      complete name
                      of the fund.
                      Indicate your
                      fund account
                      number on your
                      check and mail to
                      the address at
                      left.
                      (bullet)
                      Exchange from
                      another Fidelity
                      fund. Send a
                      letter of
                      instruction to the
                      address at left,
                      including your
                      name, the funds'
                      names, the fund
                      account numbers,
                      and the dollar
                      amount or
                      number of shares
                      to be exchanged.

IN PERSON             TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Bring your
                      application and
                      check
                      to a Fidelity
                      Investor Center.
                      Call
                      1-800-544-9797
                      for the center
                      nearest you.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Bring your check
                      to a Fidelity
                      Investor Center.
                      Call
                      1-800-544-9797
                      for the center
                      nearest you.

WIRE                  TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Call
                      1-800-544-7777
                      to set up your
                      account and to
                      arrange a wire
                      transaction.
                      (bullet)
                      Wire within 24
                      hours to: Bankers
                      Trust Company,
                      Bank Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete name
                      of the fund and
                      include your new
                      fund account
                      number and your
                      name.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Wire to: Bankers
                      Trust Company,
                      Bank Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete name
                      of the fund and
                      include your fund
                      account number
                      and your name.

AUTOMATICALLY         TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Not available.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Use Fidelity
                      Automatic Account
                      Builder(registered trademark) or Direct
                      Deposit.
                      (bullet)
                      Use Fidelity
                      Automatic
                      Exchange Service
                      to exchange from
                      a Fidelity money
                      market fund.

SELLING SHARES
The PRICE TO SELL one share of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
KEY INFORMATION

PHONE                  (bullet)
1-800-544-7777         Call the phone
                       number at left to
                       initiate a wire
                       transaction or to
                       request a check
                       for your
                       redemption.
                       (bullet)
                       Use Fidelity
                       Money Line to
                       transfer to your
                       bank account.
                       (bullet)
                       Exchange to
                       another Fidelity
                       fund. Call the
                       phone number at
                       left.

INTERNET               (bullet)
WWW.FIDELITY.COM       Exchange to
                       another Fidelity
                       fund.
                       (bullet)
                       Use Fidelity
                       Money Line to
                       transfer to your
                       bank account.

MAIL                   INDIVIDUAL,
FIDELITY INVESTMENTS   JOINT TENANT,
P.O. BOX 660602        SOLE PROPRIETO
DALLAS, TX 75266-0602  RSHIP,
                       UGMA, UTMA
                       (bullet)
                       Send a letter of
                       instruction to the
                       address at left,
                       including your
                       name, the fund's
                       name, your fund
                       account number,
                       and the dollar
                       amount or
                       number of shares
                       to be sold. The
                       letter of
                       instruction must
                       be signed by all
                       persons required
                       to sign for
                       transactions,
                       exactly as their
                       names appear on
                       the account.
                       RETIREMENT
                       ACCOUNT
                       (bullet)
                       The account
                       owner should
                       complete a
                       retirement
                       distribution form.
                       Call
                       1-800-544-6666
                       to request one.
                       TRUST
                       (bullet)
                       Send a letter of
                       instruction to the
                       address at left,
                       including the
                       trust's name, the
                       fund's name, the
                       trust's fund
                       account number,
                       and the dollar
                       amount or
                       number of shares
                       to be sold. The
                       trustee must sign
                       the letter of
                       instruction
                       indicating capacity
                       as trustee. If the
                       trustee's name is
                       not in the account
                       registration,
                       provide a copy of
                       the trust document
                       certified within the
                       last 60 days.
                       BUSINESS OR
                       ORGANIZATION
                       (bullet)
                       Send a letter of
                       instruction to the
                       address at left,
                       including the
                       firm's name, the
                       fund's name, the
                       firm's fund
                       account number,
                       and the dollar
                       amount or
                       number of shares
                       to be sold. At
                       least one person
                       authorized by
                       corporate
                       resolution to act
                       on the account
                       must sign the
                       letter of
                       instruction.
                       (bullet)
                       Include a
                       corporate
                       resolution with
                       corporate seal or
                       a signature
                       guarantee.
                       EXECUTOR,
                       ADMINISTRATOR,
                       CONSERVATOR,
                       GUARDIAN
                       (bullet)
                       Call
                       1-800-544-6666
                       for instructions.

IN PERSON              INDIVIDUAL,
                       JOINT TENANT,
                       SOLE PROPRIETO
                       RSHIP,
                       UGMA, UTMA
                       (bullet)
                       Bring a letter of
                       instruction to a
                       Fidelity Investor
                       Center. Call
                       1-800-544-9797
                       for the center
                       nearest you. The
                       letter of
                       instruction must
                       be signed by all
                       persons required
                       to sign for
                       transactions,
                       exactly as their
                       names appear on
                       the account.
                       RETIREMENT
                       ACCOUNT
                       (bullet)
                       The account
                       owner should
                       complete a
                       retirement
                       distribution form.
                       Visit a Fidelity
                       Investor Center to
                       request one. Call
                       1-800-544-9797
                       for the center
                       nearest you.
                       TRUST
                       (bullet)
                       Bring a letter of
                       instruction to a
                       Fidelity Investor
                       Center. Call
                       1-800-544-9797
                       for the center
                       nearest you. The
                       trustee must sign
                       the letter of
                       instruction
                       indicating capacity
                       as trustee. If the
                       trustee's name is
                       not in the account
                       registration,
                       provide a copy of
                       the trust document
                       certified within the
                       last 60 days.
                       BUSINESS OR
                       ORGANIZATION
                       (bullet)
                       Bring a letter of
                       instruction to a
                       Fidelity Investor
                       Center. Call
                       1-800-544-9797
                       for the center
                       nearest you. At
                       least one person
                       authorized by
                       corporate
                       resolution to act
                       on the account
                       must sign the
                       letter of
                       instruction.
                       (bullet)
                       Include a
                       corporate
                       resolution with
                       corporate seal or
                       a signature
                       guarantee.
                       EXECUTOR,
                       ADMINISTRATOR,
                       CONSERVATOR,
                       GUARDIAN
                       (bullet)
                       Visit a Fidelity
                       Investor Center
                       for instructions.
                       Call
                       1-800-544-9797
                       for the center
                       nearest you.

AUTOMATICALLY          (bullet)
                       Use Personal
                       Withdrawal
                       Service to set up
                       periodic
                       redemptions from
                       your account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the PRIVILEGE of exchanging shares of the fund for shares of other Fidelity funds.
However, you should note the following POLICIES AND RESTRICTIONS governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS.
Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments. AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY    PROCEDURES
$100     Monthly or   (bullet) To set up
         quarterly    for a new account,
                      complete the
                      appropriate section on
                      the fund application.
                      (bullet) To set up
                      for existing accounts,
                      call 1-800-544-6666
                      or visit Fidelity's Web
                      site for an application.
                      (bullet) To make
                      changes, call
                      1-800-544-6666 at
                      least three business
                      days prior to your
                      next scheduled
                      investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA


MINIMUM  FREQUENCY         PROCEDURES
$100     Every pay period  (bullet) To set up
                           for a new account,
                           check the appropriate
                           box on the fund
                           application.
                           (bullet) To set up
                           for an existing
                           account, call
                           1-800-544-6666 or
                           visit Fidelity's Web site
                           for an authorization
                           form.
                           (bullet) To make
                           changes you will need
                           a new authorization
                           form. Call
                           1-800-544-6666 or
                           visit Fidelity's Web
                           site to obtain one.

A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND


MINIMUM  FREQUENCY       PROCEDURES
$100     Monthly,        (bullet) To set up,
         bimonthly,      call 1-800-544-6666
         quarterly, or   after both accounts
         annually        are opened.
                         (bullet) To make
                         changes, call
                         1-800-544-6666 at
                         least three business
                         days prior to your
                         next scheduled
                         exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.



FREQUENC  PROCEDURES
Y         (bullet) To set up, call 1-800-544-6666.
Monthly   (bullet) To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.


The following other features are also available to buy and sell shares of the fund.
OTHER FEATURES
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and (bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund trading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and (bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call Fidelity if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as DIVIDENDS. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as CAPITAL GAINS DISTRIBUTIONS.
The fund normally pays dividends and capital gains distributions in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS.
For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ORDINARY INCOME. The fund's distributions of long-term capital gains are taxable to you generally as CAPITAL GAINS at a rate based on how long the securities were held.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "BUYING A DIVIDEND" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them. FUND SERVICES


FUND MANAGEMENT
Value Fund is a MUTUAL FUND, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is the fund's MANAGER.
As of __, 1998, FMR had $__ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Value Fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Value Fund.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Richard B. Fentin is a Senior Vice President and manager of Value Fund, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1979, Mr. Fentin has worked as an analyst, portfolio assistant for Magellan Fund and manager. Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a MANAGEMENT FEE to FMR.
The management fee is calculated and paid to FMR every month. The fee is determined by calculating a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.
MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

The BASIC FEE is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was __%. The individual fund fee rate is ____.
The basic fee for the fiscal year ended October 31, 1998 was __% of the fund's average net assets.
The PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of the fund's average net assets over the performance period.
The performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998, was __% of the fund's average net assets.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease the fund's expenses and boost its performance.
[As of _____, 1998, approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]
FUND DISTRIBUTION
FDC distributes the fund's shares.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer. APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ______________, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-2841
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-line Xpress, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
VAL-pro-1298
[item code]
   FIDELITY VALUE FUND
A FUND OF FIDELITY CAPITAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
   DECEMBER 30, 1998
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's Annual Report are incorporated herein. The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December
   30, 1998    , or an Annual Report, please call Fidelity(registered
trademark) at 1-800-544-8888    or visit Fidelity's Web site at
www.fidelity.com    .
TABLE OF CONTENTS                                         PAGE

INVESTMENT POLICIES AND LIMITATIONS                       23

PORTFOLIO TRANSACTIONS                                    28

VALUATION                                                 29

PERFORMANCE                                               29

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  31

DISTRIBUTIONS AND TAXES                                   31

TRUSTEES AND OFFICERS                                     32

CONTROL OF INVESTMENT ADVISERS                            19

MANAGEMENT CONTRACT                                       34

DISTRIBUTION SERVICES                                     36

TRANSFER AND SERVICE AGENT AGREEMENTS                     36

DESCRIPTION OF THE TRUST                                  37

FINANCIAL STATEMENTS                                      37

APPENDIX                                                  38

(fidelity_logo_graphic) 82 Devonshire Street, Boston, MA 02109
       VAL   -ptb-    1298
[item code]
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF VALUE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amounted borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to
transactions involving affiliated financial institutions   .
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       BORROWING.    The fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
   CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
       COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
   DEBT SECURITIES are used by issuers to borrow money. The issuer pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention.    Additionally,
governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the
conditions for payment be renegotiated.     There is no assurance that
FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and
complete the contemplated currency        exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of
fluctuations in the value of the currency it purchases   .
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The    fund does     not intend to
direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and
options   :     Combined Positions, Correlation of Price Changes,
Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call
Options   .
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.    The     fund has
filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures markets. The    fund intends     to comply with
Rule 4.5 under the Commodity Exchange Act, which limits the extent to
which the    fund     can commit assets to initial margin deposits and
option premiums.
In addition,    the     fund will not: (a) sell futures contracts,
purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put
options would exceed 25% of its total    assets under normal
conditions    ; or (c) purchase call options if, as a result, the
current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund   's     investments in futures
contracts and options, and the fund   's     policies regarding
futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option
is outstanding, regardless of price    changes    . When writing an
option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID SECURITIE   S     cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they
are valued.    Difficulty in selling securities may result in a loss
or may be costly to a fund    . Under the supervision of the Board of
Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it
trades (including any demand, put or tender features,    the mechanics
and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   C    urrency-indexed securities typically are short-term to
intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated    securities    . Currency-indexed securities may
be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the
lending bank or other intermediary   .
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
   The     fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of
   principal.     These securities are often considered to be
speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can
adversely affect the prices at which the former are sold   .
    Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
       PREFERRED STOCK    is a class of equity or ownership in an
issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS    involve an agreement to purchase a security
and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes
insolvent.     The fund will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required,    the holder     of
a    registered security     may be obligated to pay all or part of
the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to
develop,    the holder     might obtain a less favorable price than
prevailed when it decided to seek registration of the security. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that
security at an agreed-upon price and time   .  The     fund will enter
into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
   SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
   The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as
broker-dealers or    other institutions    , including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
   Because     there may be delays in the recovery of loaned
securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX"    are short sales of securities that a
    fund owns or has the right to obtain (   equivalent     in kind or
amount to the securities sold    short    ). If a fund enters into a
short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS    c    an be individually negotiated and structured
to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly
creditworthy part   y.
       TEMPORARY DEFENSIVE POLICIES.    The fund reserves the right to
invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a funds dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed
on behalf of    the     fund by FMR pursuant to authority contained in
the management contrac   t.     FMR is also responsible for the
placement of transaction orders for other investment companies and
   investment     accounts for which it or its affiliates act as
investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the
reasonableness of any commissions;    and, if applicable,
arrangements for payment of fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The    fund     may execute portfolio transactions with broker-dealers
who provide research and execution services to the    fund     or
other    investment     accounts over which FMR or its affiliates
exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio
strategy, and performance of    investment     accounts;    and
effect securities    transactions     and perform functions incidental
thereto (such as clearance and settlement)   .
 The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a fund     may be useful to FMR in rendering
investment management services to    that fund     or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,
   the fund     may    pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a
particular transaction or FMR's overall responsibilities to    that
fund     or its other clients. In reaching this determination, FMR
will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   To the extent permitted by applicable law    , FMR is authorized
to    allocate     portfolio transactions    in a manne    r that
   takes into account     assistance    received     in the
distribution of shares of the    fund     or other Fidelity funds
   and     to    use     the    research services of brokerage and
other firms that have provided such assistance.     FMR may use
research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by    a     fund toward    the
reduction     o   f that     fund's expenses. The transaction quality
must, however, be comparable to those of other qualified
broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for    investment     accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees periodically review FMR's performance of its
responsibilities in connection with the placement of portfolio
transactions on behalf of the fund        and review the commissions
paid by    the     fund over representative periods of time to
determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended     October 31   , 1998 and 1997, the
fund's portfolio turnover rates were ___% and ___%, respectively. [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.]
   For the fiscal years ended October 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $_________, and $________, respectively. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
   During the fiscal years ended October 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. NFSC is paid on a commission basis. During the fiscal year ended October 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [ The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.] [NFSC has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]
   [During the fiscal years ended October 1998, 1997, and 1996, the fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to FBS. FBS is paid on a commission basis. During the fiscal year ended October 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [
The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, FBS is a result of the low commission rates charged by FBS.] [FBS has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]
   [During the fiscal year ended October, 1998, the fund paid $__ in brokerage commissions to firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.]
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for
the benefit of the fun   d     of some portion of the brokerage
commissions or similar fees paid by the fund on portfolio transactions
is legally permissible and advisable.    The     fund seeks to
recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would
be advisable for    the     fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR    or its affiliates,
investment decisions for    the     fund are made independently from
those of other funds managed by FMR or    investment     accounts
managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or
   investment     accounts. Simultaneous transactions are inevitable
when several funds and    investment     accounts are managed by the
same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or
   investmen    t account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
    The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated
quote or    closing     bid price normally is used.  Securities of
other open-end investment companies are valued at their respective
NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services    provide prices     of
   foreign     securities in their local currency. Fidelity Service
Company (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an
exchange    or market     on which that security is traded, then that
security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more
accurately reflect the fair market value    of such     securities.
   For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
The fund        may quote performance in various ways. All performance
information supplied by the fund in advertising is historical and is
not intended to indicate future returns.    The     fund's share
price   ,     and total return fluctuate in response to market
conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect
all aspects of    the     fund's return, including the effect of
reinvesting dividends and capital gain distributions, and    any
change in the fund's NAV over a stated period.     A cumulative total
return reflects actual performance over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors
should realize that    the     fund's performance is not constant over
time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns,    the     fund may quote
unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis.  Total returns        and other performance
information may be quoted numerically or in a table, graph, or similar illustration.
   Total returns may or may not include the effect of the fund's small account fee. Excluding the fund's small account fee from a total return calculation produces a higher total return figure.
NET ASSET VALUE. Charts and graphs using    the     fund's net asset
values, adjusted net asset values, and benchmark    indexe    s may be
used to exhibit performance. An adjusted NAV includes any
distributions paid by    the     fund and reflects all elements of its
return. Unless otherwise indicated,    the     fund's adjusted NAVs
are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
October 30,    1998    , the 13-week and 39-week long-term moving
averages were    $__     and $   __    , respectively, for Value Fund.

       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's total return for the fiscal periods ended October 31, 1998.


            AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS

            ONE         FIVE        TEN                  ONE        FIVE        TEN
            YEAR        YEARS       YEARS                YEAR       YEARS       YEARS



VALUE FUND   %          %           %                    %          %           %


The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended October 31,    1998    , a
hypothetical $10,000 investment in    Value Fund     would have grown
to $   ______    , assuming all distributions were reinvested. Total
returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

FIDELITY VALUE FUND                                                   INDEXES

FISCAL YEAR          VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
 ENDED               INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING
                     $10,000     DIVIDEND       CAPITAL GAIN
                     INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998                 $           $              $              $      $        $     $

1997                 $           $              $              $      $        $     $

1996                 $           $              $              $      $        $     $

1995                 $           $              $              $      $        $     $

1994                 $           $              $              $      $        $     $

1993                 $           $              $              $      $        $     $

1992                 $           $              $              $      $        $     $

1991                 $           $              $              $      $        $     $

1990                 $           $              $              $      $        $     $

1989                 $           $              $              $      $        $     $


Explanatory Notes: With an initial investment of $10,000 in the fund on November 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   ______    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   ______     for dividends and $   _____
for capital gain distributions.
PERFORMANCE COMPARISONS.    The     fund's performance may be compared
to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences.
In addition to the mutual fund rankings,    the     fund's performance
may be compared to stock, bond, and money market mutual fund
performance    indexes     prepared by Lipper or other organizations.
When comparing these    indexes    , it is important to remember the
risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time,    the     fund's performance may also be compared
to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The     fund's performance may also be compared to that of the
benchmark index representing the universe of securities in which the fund may invest. The total return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's
500 Index, a    market capitalization weighted     index of common
stocks.
   The     fund may be compared in advertising to Certificates of
Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher
potential returns than CDs,    the     fund does not guarantee your
principal or your return, and fund shares are not FDIC insured. Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance
to that of other compilations or    indexes     that may be developed
and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
charitable    giving    . In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
   The     fund may present its fund number, Quotron(trademark)
number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY.    The     fund may quote various measures of volatility
and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate    the     fund's price movements over
specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
   The     fund may advertise examples of the effects of periodic
investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
   The     fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31,    1998,     FMR advised over $   __     billion in
municipal fund assets,    $__     billion in money market fund assets,
$   ___     billion in equity fund assets, $   __     billion in
international fund assets, and $   __    _ billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
   I    f the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they
are valued in computing    the     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
       DIVIDENDS.    A portion of the fund's income may qualify for
the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of the fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.
CAPITAL GAINS DISTRIBUTIONS. The fund's capital gains distributions are federally taxable to shareholders at a rate based generally on the length of time the securities on which the gain was realized were held, regardless of the length of time those shares on which the distribution is received have been held.
[As of October 31, 1998, the fund had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
RETURNS OF CAPITAL. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gains or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). RICHARD B. FENTIN (43), is Senior Vice President of Fidelity Value
(1996). Prior to his current responsibilities, Mr. Fentin managed a variety of Fidelity funds.
RICHARD A. SPILLANE, JR. (41), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

TRUSTEES                       AGGREGATE                   TOTAL
AND                            COMPENSATION                COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM                        FROM THE
                               VALUE FUND [B,]C            FUND COMPLEX*
                               [,+]                        A

J. GARY BURKHEAD **            $ 0                         $ 0

RALPH F. COX                   $                           $ 214,500

PHYLLIS BURKE DAVIS            $                           $ 210,000

ROBERT M. GATES ***            $                           $176,000

EDWARD C. JOHNSON 3D **        $ 0                         $ 0

E. BRADLEY JONES               $                           $ 211,500

DONALD J. KIRK                 $                           $ 211,500

PETER S. LYNCH **              $ 0                         $ 0

WILLIAM O. MCCOY****           $                           $ 214,500

GERALD C. MCDONOUGH            $                           $ 264,500

MARVIN L. MANN                 $                           $ 214,500

ROBERT C. POZEN**              $ 0                         $ 0

THOMAS R. WILLIAMS             $                            $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended October 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B [Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]
C [The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
[As of _________, approximately ____% of the fund's total outstanding shares were held by ________.]
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for October 1998 - was ___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The fund's individual fund fee rate is ___%. Based on the average group net assets of the funds advised by FMR for October 1998, the fund's annual basic fee rate would be calculated as follows:

            GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

VALUE FUND  0.___%          +    ___%                      =    0.___%




One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Value Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00 for Value Fund is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   For the fiscal years ended     October 31   , 1998, 1997, and 1996,
the fund paid FMR management fees of $_______, $___________ and $___________, respectively. The amount of these management fees include both the basic fee and the amount of the performance
adjustment, if any. [For the fiscal year[s] ended     October 31   ,
_______, the downward performance adjustments amounted to $____ [, $____,] [and $_____, respectively].] [For the fiscal years ended
    October 31   , __________ the upward performance adjustments
amounted to $______ [, $_______,] [and $_________, respectively].]
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of
   the     fund's operating expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary    expenses), which is
subject to revision or termination    . FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS. On behalf of Value Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of    the     fund, FMR may also grant the sub-advisers
investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of    the     fund, for providing discretionary investment
management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 0.50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
FISCAL YEAR ENDED
OCTOBER 31         FMR U.K.  FMR FAR EAST

1998               $         $

1997               $         $

1996               $         $

[For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf
of    the     fund for the past three fiscal years.]
DISTRIBUTION SERVICES
   The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved a Distribution and Service Plan        on
behalf of    the     fund (the Plan) pursuant to Rule 12b-1 under the
1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Unde   r the     Plan, if the payment of management fees by the fund
to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
   The     Plan specifically recognizes that FMR may use its
management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments.
[FMR made no payments either directly or through FDC to
   intermediaries     for the fiscal year ended    1998.    ]
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
   The     fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments
under the Plan   .     No preference for the instruments of such
depository institutions will be shown in the selection of investments. TRANSFER AND SERVICE AGENT AGREEMENTS
   The     fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for
the     fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to
increase based on    postage     rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts in    a qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and     each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets
that is invested in    the     fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   For the fiscal years ended     October 31   , 1998, 1997, and 1996,
the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $____, $____, and $____, respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   [For the fiscal years ended October 31, 1998, 1997, and 1996, the fund paid no securities lending fees.]
DESCRIPTION OF THE TRUST
       TRUST ORGANIZATION.        Fidelity Value Fund    is a fund of
    Fidelity Capital Trust   , an open-end management investment
company organized as a Massachusetts business trust on May 31, 1978. Currently, there are five funds in the trust: Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth FundSM, and Fidelity Value Fund. The Trustees are permitted to create additional funds in the trust.
   The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
SHAREHOLDER LIABILITY.    The     trust is an entity commonly known as
a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
 The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
   The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only be a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
   The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
   The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of the taxable funds in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    ______________________________________     serves as the
fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended October 31,    1998    , and report of the auditor,
are included in the fund's Annual Report and are incorporated herein by reference.
APPENDIX
   Fidelity, Fidelity Investments & (Pyramid) Design, and Fidelity Focus are registered trademarks of FMR Corp.
   TechnoQuant is a service mark of FMR Corp.

FIDELITY CAPITAL APPRECIATION FUND
CROSS REFERENCE SHEET
FORM N-1A



ITEM NUMBER                                                              PROSPECTUS SECTION
1    A    1-3.................................................           FRONT COVER PAGE

     B    1-4.................................................           BACK COVER PAGE

2    A-B  ......................................................         INVESTMENT SUMMARY; INVESTMENT DETAILS

     C    1....................................................          INVESTMENT SUMMARY; INVESTMENT DETAILS

          2....................................................          PERFORMANCE

3         ......................................................         FEE TABLE

4    A    ......................................................         INVESTMENT DETAILS

     B-C  ......................................................         INVESTMENT SUMMARY; INVESTMENT DETAILS

5    A-C  ......................................................         *

6    A    1....................................................          FRONT COVER PAGE; FEE TABLE; FUND MANAGEMENT

          2....................................................          FUND MANAGEMENT

          3....................................................          *

     B    ......................................................         *

7    A    1-3.................................................           VALUING SHARES; BUYING AND SELLING SHARES

     B    ......................................................         BUYING AND SELLING SHARES; ACCOUNT FEATURES AND
                                                                         POLICIES

     C    1....................................................          BUYING AND SELLING SHARES; EXCHANGING SHARES;
                                                                         ACCOUNT FEATURES AND POLICIES

          2....................................................          *

          3-7.................................................           BUYING AND SELLING SHARES; EXCHANGING SHARES;
                                                                         ACCOUNT FEATURES AND POLICIES



     D    ......................................................       DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     E    1....................................................        INVESTMENT SUMMARY; INVESTMENT DETAILS; TAX
                                                                       CONSEQUENCES

          2-3.................................................         *

     F    1-4.................................................         *



8    A-C  ......................................................       *

9    A    ......................................................       FINANCIAL HIGHLIGHTS

     B    ......................................................       *


*  Not Applicable
FIDELITY CAPITAL APPRECIATION FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A



ITEM NUMBER                                                         SAI SECTION
10   A-B   ......................................................   FRONT COVER PAGE

11   A-B   ......................................................   DESCRIPTION OF THE TRUST

12   A     ......................................................   INVESTMENT POLICIES AND LIMITATIONS; DESCRIPTION OF
                                                                    THE TRUST

     B-D   ......................................................   INVESTMENT POLICIES AND LIMITATIONS

     E     ......................................................   PORTFOLIO TRANSACTIONS

13   A-D   ......................................................   TRUSTEES AND OFFICERS

     E     ......................................................   *

14   A     ......................................................   CONTROL OF INVESTMENT ADVISERS

     B-C   ......................................................   TRUSTEES AND OFFICERS

15   A     1....................................................    CONTROL OF INVESTMENT ADVISERS

           2....................................................    TRUSTEES AND OFFICERS

           3....................................................    MANAGEMENT CONTRACT

     B     ......................................................   DISTRIBUTION SERVICES

     C     1-2.................................................     MANAGEMENT CONTRACT

     D     ......................................................   TRANSFER AND SERVICE AGENT AGREEMENTS

     E-F   ......................................................   *

     G     ......................................................   *

     H     1....................................................    *

           2....................................................    TRANSFER AND SERVICE AGENT AGREEMENTS

           3....................................................    DESCRIPTION OF THE TRUST

           4....................................................    TRANSFER AND SERVICE AGENT AGREEMENTS

16   A-E   ......................................................   PORTFOLIO TRANSACTIONS

17   A     ......................................................   DESCRIPTION OF THE TRUST

     B     ......................................................   *

18   A     ......................................................   ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                                                    INFORMATION

     B     ......................................................   *

     C     ......................................................   VALUATION

     D     ......................................................   *

19   A-B   ......................................................   DISTRIBUTIONS AND TAXES

20   A     1-3.................................................     DISTRIBUTION SERVICES

     B-C   ......................................................   *

21   A     ......................................................   *

21   B     ......................................................   PERFORMANCE

22   A-C   ......................................................   FINANCIAL STATEMENTS


*  Not Applicable

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR
COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
FIDELITY
CAPITAL APPRECIATION
FUND

(fund number 307, trading symbol FDCAX)

PROSPECTUS
DECEMBER 30, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              5   INVESTMENT DETAILS

                         5   VALUING SHARES

SHAREHOLDER INFORMATION  5   BUYING AND SELLING SHARES

                         13  EXCHANGING SHARES

                         13  ACCOUNT FEATURES AND POLICIES

                         16  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         16  TAX CONSEQUENCES

FUND SERVICES            16  FUND MANAGEMENT

                         16  FUND DISTRIBUTION

APPENDIX                 17  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE. Capital Appreciation Fund seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES.
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS


CAPITAL APPRECIATION

CALENDAR YEARS        1988  1989  1990  1991  1992  1993  1994  1995  1996  1997

                      %     %     %     %     %     %     %     %     %     %





PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 0.0
ROW: 8, COL: 1, VALUE: 0.0
ROW: 9, COL: 1, VALUE: 0.0
ROW: 10, COL: 1, VALUE: 0.0
DURING THE PERIODS SHOWN IN THE CHART FOR CAPITAL APPRECIATION, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING
[CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR CAPITAL
APPRECIATION WAS __%.
AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1997    PAST 1  PAST 5  PAST 10
                                           YEAR    YEARS   YEARS

CAPITAL APPRECIATION                        %       %       %

S&P 500                                     %       %       %

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   %       %       %

Standard & Poor's 500 Index (S&P 500(registered trademark)) is a market capitalization-weighted index of common stocks.
Lipper Capital Appreciation Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the fund. The annual fund operating expenses provided below are [based on historical expenses/higher than the expenses actually paid by the fund as the result of the payment or reduction of certain expeneses] during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR)
SALES CHARGE (LOAD) ON PURCHASES             NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS  NONE

ANNUAL ACCOUNT MAINTENANCE FEE               $12.00
(FOR ACCOUNTS UNDER $2,500)

FUND OPERATING EXPENSES (PAID BY THE FUND)
MANAGEMENT FEE                        %

DISTRIBUTION (12B-1) FEE              NONE

OTHER EXPENSES                        %

TOTAL ANNUAL FUND OPERATING EXPENSES  %

[A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including [this/these] reduction[s], the total fund operating expenses would have been __% for Capital Appreciation.]
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 YEAR    $

3 YEARS   $

5 YEARS   $

10 YEARS  $

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE:
Capital Appreciation Fund seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES:
FMR invests the fund's assets primarily in common stocks. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES:
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS:
Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them. The following factors may significantly affect the fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Different parts of the market can react differently to these factors. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
The fund seeks capital appreciation. FMR will seek capital appreciation primarily by purchasing common stocks, although FMR may seek capital appreciation by purchasing other types of securities, including bonds and preferred stocks. The emphasis placed on a particular type of security will depend on FMR's interpretation of underlying economic, financial, and security trends. The fund does not place any emphasis on dividend or interest income, except when FMR believes this income will have a favorable influence on the market value of a security. It is the fund's policy to invest in the securities of both well-known and established companies and smaller, less well-known companies. The fund will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spinoffs, consolidations, and liquidations.
VALUING SHARES
The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
The fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation.
SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers.
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on certain criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS, and certain other 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity Funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plans  $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger)FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory Services, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.
SM
KEY INFORMATION

PHONE           TO OPEN AN ACCOUNT
1-800-544-7777  (bullet)
                Exchange from another
                Fidelity fund.
                TO ADD TO AN
                ACCOUNT
                (bullet)
                Exchange from another
                Fidelity fund.
                (bullet)
                Use Fidelity Money
                Line(registered trademark) to transfer from your bank account.

INTERNET          TO OPEN AN ACCOUNT
WWW.FIDELITY.COM  (bullet)
                  Complete and sign the
                  application. Make your
                  check payable to the
                  complete name of the
                  fund. Mail to the address
                  under "Mail" below.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer from your
                  bank account.

MAIL             TO OPEN AN
FIDELITY         ACCOUNT
INVESTMENTS      (bullet)
P.O. BOX 770001  Complete and sign the
CINCINNATI, OH   application. Make your
45277-0002       check payable to the
                 complete name of the
                 fund. Mail to the
                 address at left.
                 TO ADD TO AN
                 ACCOUNT
                 (bullet)
                 Make your check
                 payable to the complete
                 name of the fund.
                 Indicate your fund
                 account number on your
                 check and mail to the
                 address at left.
                 (bullet)
                 Exchange from another
                 Fidelity fund. Send a
                 letter of instruction to
                 the address at left,
                 including your name, the
                 funds' names, the fund
                 account numbers, and
                 the dollar amount or
                 number of shares to be
                 exchanged.

IN PERSON  TO OPEN AN
           ACCOUNT
           (bullet)
           Bring your application
           and check to a Fidelity
           Investor Center. Call
           1-800-544-9797 for
           the center nearest you.
           TO ADD TO AN
           ACCOUNT
           (bullet)
           Bring your check to a
           Fidelity Investor Center.
           Call 1-800-544-9797
           for the center nearest
           you.

WIRE  TO OPEN AN
      ACCOUNT
      (bullet)
      Call 1-800-544-7777 to
      set up your account and
      to arrange a wire
      transaction.
      (bullet)
      Wire within 24 hours to:
      Bankers Trust Company,
      Bank Routing #
      021001033, Account #
      00163053.
      (bullet)
      Specify the complete
      name of the fund and
      include your new fund
      account number and
      your name.
      TO ADD TO AN
      ACCOUNT
      (bullet)
      Wire to: Bankers Trust
      Company, Bank Routing
      # 021001033, Account
      # 00163053.
      (bullet)
      Specify the complete
      name of the fund and
      include your fund
      account number and
      your name.

AUTOMATICAL  TO OPEN AN ACCOUNT
LY           (bullet)
             Not available.
             TO ADD TO AN
             ACCOUNT
             (bullet)
             Use Fidelity Automatic
             Account Builder(registered trademark) or
             Direct Deposit.
             (bullet)
             Use Fidelity Automatic
             Exchange Service to
             exchange from a Fidelity
             money market fund.

SELLING SHARES
The price to sell one share of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
KEY INFORMATION

PHONE           (bullet)
1-800-544-7777  Call the phone number at
                left to initiate a wire
                transaction or to request
                a check for your
                redemption.
                (bullet)
                Use Fidelity Money Line
                to transfer to your bank
                account.
                (bullet)
                Exchange to another
                Fidelity fund. Call the
                phone number at left.

INTERNET          (bullet)
WWW.FIDELITY.COM  Exchange to another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer to your bank
                  account.

MAIL             INDIVIDUAL, JOINT
FIDELITY         TENANT,
INVESTMENTS      SOLE PROPRIETORSHIP,
P.O. BOX 660602  UGMA, UTMA
DALLAS, TX       (bullet)
75266-0602       Send a letter of
                 instruction to the
                 address at left, including
                 your name, the fund's
                 name, your fund account
                 number, and the dollar
                 amount or number of
                 shares to be sold. The
                 letter of instruction must
                 be signed by all persons
                 required to sign for
                 transactions, exactly as
                 their names appear on
                 the account.
                 RETIREMENT ACCOUNT
                 (bullet)
                 The account owner
                 should complete a
                 retirement distribution
                 form. Call
                 1-800-544-6666 to
                 request one.
                 TRUST
                 (bullet)
                 Send a letter of
                 instruction to the
                 address at left, including
                 the trust's name, the
                 fund's name, the trust's
                 fund account number,
                 and the dollar amount or
                 number of shares to be
                 sold. The trustee must
                 sign the letter of
                 instruction indicating
                 capacity as trustee. If the
                 trustee's name is not in
                 the account registration,
                 provide a copy of the trust
                 document certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)
                 Send a letter of
                 instruction to the
                 address at left, including
                 the firm's name, the
                 fund's name, the firm's
                 fund account number,
                 and the dollar amount or
                 number of shares to be
                 sold. At least one person
                 authorized by corporate
                 resolution to act on the
                 account must sign the
                 letter of instruction.
                 (bullet)
                 Include a corporate
                 resolution with corporate
                 seal or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)
                 Call 1-800-544-6666
                 for instructions.

IN PERSON  INDIVIDUAL, JOINT
           TENANT,
           SOLE PROPRIETORSHIP,
           UGMA, UTMA
           (bullet)
           Bring a letter of
           instruction to a Fidelity
           Investor Center. Call
           1-800-544-9797 for
           the center nearest you.
           The letter of instruction
           must be signed by all
           persons required to sign
           for transactions, exactly
           as their names appear
           on the account.
           RETIREMENT ACCOUNT
           (bullet)
           The account owner
           should complete a
           retirement distribution
           form. Visit a Fidelity
           Investor Center to
           request one. Call
           1-800-544-9797 for
           the center nearest you.
           TRUST
           (bullet)
           Bring a letter of
           instruction to a Fidelity
           Investor Center. Call
           1-800-544-9797 for
           the center nearest you.
           The trustee must sign the
           letter of instruction
           indicating capacity as
           trustee. If the trustee's
           name is not in the
           account registration,
           provide a copy of the trust
           document certified within
           the last 60 days.
           BUSINESS OR
           ORGANIZATION
           (bullet)
           Bring a letter of
           instruction to a Fidelity
           Investor Center. Call
           1-800-544-9797 for
           the center nearest you.
           At least one person
           authorized by corporate
           resolution to act on the
           account must sign the
           letter of instruction.
           (bullet)
           Include a corporate
           resolution with corporate
           seal or a signature
           guarantee.
           EXECUTOR,
           ADMINISTRATOR,
           CONSERVATOR,
           GUARDIAN
           (bullet)
           Visit a Fidelity Investor
           Center for instructions.
           Call 1-800-544-9797
           for the center nearest
           you.


AUTOMATICALLY  (bullet) Use Personal Withdrawal Service to set up periodic redemptions from your account.


EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
If you purchased your fund shares through certain investment professionals that have signed an agreement with FDC to sell shares of the fund, you own "Advisor" shares of the fund. If you did not purchase your fund shares through one of those investment professionals, you own "Fidelity" shares of the fund. As an Advisor shareholder, you have the privilege of exchanging your fund shares for Class T shares of the Fidelity Advisor funds. As a Fidelity shareholder, you have the privilege of exchanging your fund shares for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY    PROCEDURES
$100     Monthly or   (bullet) To set up
         quarterly    for a new account,
                      complete the
                      appropriate section on
                      the fund application.
                      (bullet) To set up
                      for existing accounts,
                      call 1-800-544-6666
                      or visit Fidelity's Web
                      site for an application.
                      (bullet) To make
                      changes, call
                      1-800-544-6666 at
                      least three business
                      days prior to your
                      next scheduled
                      investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA


MINIMUM  FREQUENCY         PROCEDURES
$100     Every pay period  (bullet) To set up
                           for a new account,
                           check the appropriate
                           box on the fund
                           application.
                           (bullet) To set up
                           for an existing
                           account, call
                           1-800-544-6666 or
                           visit Fidelity's Web site
                           for an authorization
                           form.
                           (bullet) To make
                           changes you will need
                           a new authorization
                           form. Call
                           1-800-544-6666 or
                           visit Fidelity's Web
                           site to obtain one.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE
CHECK.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND


MINIMUM  FREQUENCY       PROCEDURES
$100     Monthly,        (bullet) To set up,
         bimonthly,      call 1-800-544-6666
         quarterly, or   after both accounts
         annually        are opened.
                         (bullet) To make
                         changes, call
                         1-800-544-6666 at
                         least three business
                         days prior to your
                         next scheduled
                         exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.



FREQUENCY  PROCEDURES
Monthly    (bullet) To set up, call 1-800-544-6666.
           (bullet) To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and (bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund trading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and (bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call Fidelity if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
The fund normally pays dividends and capital gains distributions in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains at a rate based on how long the securities were held.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them. FUND SERVICES


FUND MANAGEMENT
Capital Appreciation is a MUTUAL FUND, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is the fund's manager.
As of ________, FMR had $__ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Capital Appreciation.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Capital Appreciation.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Harry Lange is Vice President and manager of Capital Appreciation, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1987, Mr. Lange has worked as an analyst, manager and director of research.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.
MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was __%. The individual fund fee rate is 0.30%.
The basic fee for the fiscal year ended October 31, 1998 was __% of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of the fund's average net assets over the performance period.
The performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998, was __% of the fund's average net assets.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease the fund's expenses and boost its performance.
[As of ___________, approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]
FUND DISTRIBUTION
FDC distributes the fund's shares.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer. APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ________________, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the fund. The fund's Statement of Additional Information (SAI) includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund and its annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies, performance and holdings.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-2841.
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
CAF-pro-1298
______________
FIDELITY CAPITAL APPRECIATION FUND
A FUND OF FIDELITY CAPITAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER    30, 1998
This Statement of Additional Information (SAI) is not a prospectus.
   Portions of the fund's Annual Report are incorporated herein.
The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December
   30, 1998    , or an Annual Report, please call
Fidelity   (registered trademark)     at 1-800-544-8888    or visit
Fidelity's Web site at www.fidelity.com    .
TABLE OF CONTENTS                                                PAGE

INVESTMENT POLICIES AND LIMITATIONS                              20

PORTFOLIO TRANSACTIONS                                           24

VALUATION                                                        26

PERFORMANCE                                                      26

ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION  28

DISTRIBUTIONS AND TAXES                                          28

TRUSTEES AND OFFICERS                                            29

   CONTROL OF INVESTMENT ADVISERS                                19

MANAGEMENT CONTRACT                                              31

   DISTRIBUTION SERVICES                                         34

   TRANSFER AND SERVICE AGENT AGREEMENTS                         34

DESCRIPTION OF THE TRUST                                         34

FINANCIAL STATEMENTS                                             35

APPENDIX                                                         35

(fidelity_logo_graphic) 82 Devonshire Street, Boston, MA 02109
CAF-ptb-   1298
______________
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940    (the
1940 Act)    ) of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund    will not     borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    A     fund may engage in transactions
with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the    1940 Act    . These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       BORROWING.    The fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
   CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
       COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
   DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve    risks relating to     local political,
economic,    regulatory    , or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors. Such actions may    include expropriation     or
nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency
into U.S. dollars, or other government intervention.    Additionally,
governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the
conditions for payment be renegotiated.     There is no assurance that
FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
   Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information
regarding corporate actions on a timely basis.     In general, there
is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and
investors may have difficulty enforcing their     legal rights in
foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of
ADRs   ,     including European Depositary Receipts (EDRs) and Global
Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs are    alternatives     to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and
complete the contemplated currency exchange   .
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
   Successful     use of currency management strategies will depend on
FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or
administer the day-to-day operations of any company.    A     fund,
however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's
investment in the company. The activities    in which a     fund may
   engage,     either individually or in conjunction with others, may
include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing
third   -    party takeover efforts. This area of corporate activity
is increasingly prone to litigation and it is possible that    a
fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent
possible, the risk of litigation against    a     fund and the risk of
actual liability if    a     fund is involved in litigation. No
guarantee can be made, however, that litigation against    a     fund
will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options:        Combined Positions, Correlation of Price
Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
   COMBINED     POSITIONS    involve purchasing and writing
options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of
the overall position. For example,    purchasing     a put option and
   writing     a call option on the same underlying instrument
   would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one
strike price and buying a call option at a lower price,    t    o
reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely
that the standardized contracts available will not match    a
fund's current or anticipated investments exactly.    A     fund may
invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
securities in which    the fund     typically invests, which involves
a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match
a     fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price
fluctuation limits or trading halts.    A     fund may purchase or
sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in
all cases. If price changes in    a     fund's options or futures
positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell    a     specified underlying instrument at
a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500
Index (S&P 500   (registered trademark)    ). Futures can be held
until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore,
purchasing futures contracts will tend to increase    a     fund's
exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument
directly. When    a     fund sells a futures contract, by contrast,
the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of
a     fund's investment limitations. In the event of the bankruptcy of
an FCM that holds margin on behalf of    a     fund, the fund may be
entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total assets    under normal conditions    ; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is
imposed, it may be    impossible to     enter into new positions or
close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and
potentially could require    a     fund to continue to hold a position
until delivery or expiration regardless of changes in its value. As a
result,    a     fund's access to other assets held to cover its
options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A     fund may purchase and sell currency futures and may
purchase and write currency options to increase or decrease its
exposure to different foreign currencies.    Currency options     may
also    be purchased or written     in conjunction with each other or
with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not
protect    a     fund against a price decline resulting from
deterioration in the issuer's creditworthiness. Because the value of
   a     fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser     obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put    option by     allowing it to expire
or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the    option is
exercised    , the    purchaser     completes the sale of the
underlying instrument at the strike price.    A purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium,     plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it.    The writer     may seek to terminate a
position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID    SECURITIES     cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they
are valued.    Difficulty in selling securities may result in a loss
or may be costly to a fund.     Under the supervision of the Board of
Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a
market and (4) the nature of the security    and the market in which
it trades     (including any demand, put or tender features, the
mechanics and other requirements for transfer, any letters of credit
or other credit enhancement features,    any ratings, the number of
holders, the method of soliciting offers, the time required to dispose
of the security, and the     ability to assign or offset the rights
and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Currency    -indexed securities typically are short-term to
intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated    securities.     Currency-indexed securities may
be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more
volatile than the underlying instruments.    Indexed     securities
are    also     subject to the credit risks associated with the issuer
of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates.
   A     fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration
of seven days. Loans may be called on one day's notice.    A     fund
may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS.    Direct debt
instruments     are interests in amounts owed by a corporate,
governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer
less legal protection to the    purchaser     in the event of fraud or
misrepresentation. Direct debt instruments may also include standby
financing commitments that obligate the    purchaser     to supply
additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES.    Lower-quality     debt    securities
have     poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can
adversely affect the prices at which the former are    sold.
Adverse     publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   Because     the risk of default is higher for lower-quality debt
securities, FMR's research and credit analysis are an especially
important part of managing securities of this    type    . FMR will
attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
   PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.
REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment trusts
own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage
loans.     Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the
issuer,    property taxes, interest rates,     and tax and regulatory
requirements, such as those relating to the environment.    Both types
of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS    involve an agreement to purchase     a
security    and to     sell that security back to the original seller
at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the
coupon rate or maturity of the purchased security.    As protection
against the     risk that the original seller will not fulfill its
obligation, the securities are held in a    separate     account at a
bank, marked-to-market daily, and maintained at a value at least equal
to the sale price plus the accrued incremental amount.    The value of
the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or
becomes insolvent.     The fund will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required, the    holder of a
registered security     may be obligated to pay all or part of the
registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the
   holder     might obtain a less favorable price than prevailed when
it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,
   a     fund sells a    security     to another party, such as a bank
or broker-dealer, in return for cash and agrees to repurchase    that
security     at    an agreed-upon     price and    time. The     fund
will enter into reverse repurchase agreements with parties whose
creditworthiness has been    reviewed and     found satisfactory by
FMR. Such transactions may increase fluctuations in the market value
of    fund     assets and may be viewed as a form of leverage.
   SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
   The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING.    A     fund may lend securities to parties such
as broker-dealers or    other institutions,     including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows    a     fund to retain ownership of the
securities loaned and, at the same time, to earn additional income.
   Because     there may be delays in the recovery of loaned
securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE    BOX" are short sales of securities that a
fund owns or has the right to obtain (equivalent in kind or amount to
the securities sold short).     If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP    AGREEMENTS can     be individually negotiated and structured
to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may
increase or decrease    a     fund's exposure to long- or short-term
interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements
can take many different forms and are known by a variety    of
names    .
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift    a     fund's investment exposure
from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap
agreements may increase or decrease the overall volatility of    a
fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
   A     fund may be able to eliminate its exposure under    a
swap    agreement     either by assignment or other disposition, or by
entering into an offsetting swap agreement with the same party or a
similarly creditworthy    party.
   TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
   ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the
management    contract. FMR     is also responsible for the placement
of transaction orders for other investment companies and
   investment     accounts for which it or its affiliates act as
investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the
reasonableness of any commissions; and,    if applicable,
arrangements for payment of    fund expenses    .
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other
   investment     accounts over which FMR or its affiliates exercise
investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and
performance of    investment     accounts;    and     effect
securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR in rendering
investment management services to    that     fund or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a     fund. The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,
   the fund     may    pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to
that     fund    or     its other clients. In reaching this
determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and
other firms that have provided such assistance.     FMR may use
research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by    a     fund toward    the
reduction of that fund's expenses    . The transaction quality must,
however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for    investment     accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31,    1998     and 1997, the
fund's portfolio turnover rates were __% and __%, respectively.
   [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]
For the fiscal years ended October    1998    , 1997, and 1996, the
fund paid brokerage commissions of $________, $_________, and $________, respectively. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
   During the fiscal years ended October 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. NFSC is paid on a commission basis. During the fiscal year ended October 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.] [NFSC has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]
   During the fiscal years ended October 1998, 1997 and 1996, the fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to FBS. FBS is paid on a commission basis. During the fiscal year ended October 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, FBS is a result of the low commission rates charged by FBS.] [FBS has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]
   During the fiscal years ended October 1998, 1997 and 1996, the fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to FBSJ. FBSJ is paid on a commission basis. During the fiscal year ended October 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, FBSJ is a result of the low commission rates charged by FBSJ.] [FBSJ has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]
During the fiscal year ended October, 1998, the fund paid $__ in
   brokerage     commissions to firms that provided research services
involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for the fund are made independently from those of
other funds managed by FMR or    investment     accounts managed by
FMR affiliates. It sometimes happens that the same security is held in
the portfolio of more than one of these funds or    investment
accounts. Simultaneous transactions are inevitable when several funds
and    investment     accounts are managed by the same investment
adviser, particularly when the same security is suitable for the
investment objective of more than one fund or    investment
account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated
quote or    closing     bid price normally is used. Securities of
other open-end investment companies are valued at their respective
NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
   Independent     brokers or quotation services    provide prices
of    foreign     securities in their local currency. FSC gathers all
exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations
and days to maturity are included in the calculation of NAV. If    an
event     that is expected to materially affect the value of a
portfolio security occurs after the close of an exchange    or
market     on which that security is traded, then that security will
be    valued in     good faith by a committee appointed by the Board
of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more
accurately reflect the fair market value of such securities.    For
example,     securities and other assets for which there is no readily
available market value may be valued in good faith by a committee
appointed by the Board of Trustees.    In making a good faith
determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is
not intended to indicate future returns. The fund's share    price
and     total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's
NAV over a stated period.    A cumulative total return reflects actual
performance over a stated period of time.     Average annual total
returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis. Total    returns and     other performance
information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values,
adjusted net asset values, and benchmark    indexes     may be used to
exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES.    A     fund may illustrate performance using moving
averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
October    30, 1998    , the 13-week and 39-week long-term moving
averages were $__ and $__, respectively,    for Capital
Appreciation.
       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's total
return for the fiscal periods ended October 31,    1998    .


                      AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS

                      ONE        FIVE     TEN                     ONE       FIVE     TEN
                      YEAR       YEARS    YEARS                   YEAR      YEARS    YEARS



CAPITAL APPRECIATION   %         %        %                       %         %         %


The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return
to the record of the    S&P 500    , the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended October 31,    1998    , a
hypothetical $10,000 investment in Capital Appreciation would have
grown to $______, assuming all distributions were reinvested.    Total
returns are based on past results and are not an indication of future
performance.     Tax consequences of different investments have not
been factored into the figures below.

FIDELITY CAPITAL APPRECIATION FUND                                                   INDEXES

FISCAL YEAR                         VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED                               INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING
                                    $10,000     DIVIDEND       CAPITAL GAIN
                                    INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998                                $           $              $              $      $        $     $

1997                                $           $              $              $      $        $     $

1996                                $           $              $              $      $        $     $

1995                                $           $              $              $      $        $     $

1994                                $           $              $              $      $        $     $

1993                                $           $              $              $      $        $     $

1992                                $           $              $              $      $        $     $

1991                                $           $              $              $      $        $     $

1990                                $           $              $              $      $        $     $

1989                                $           $              $              $      $        $     $


Explanatory Notes: With an initial investment of $10,000 in the fund on November 1, 1988 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain
distributions.    The figures in the table do not include the effect
of the fund's 2% sales charge upon purchase and a 1% deferred sales charge upon redemption (which was in effect during the period November 26, 1986 (commencement of operations) through October 11, 1990), or the effect of the fund's 3% sales charge upon purchase (which was in effect during the period October 12, 1990 through December 30,
1996).


PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond,
and money market mutual fund performance    indexes     prepared by
Lipper or other organizations. When comparing these    indexes    , it
is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of    the
benchmark index representing the universe of securities in which the
fund may invest. The total return of    the     index reflects
reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the
index   (es)    .
The fund may compare its performance to that of the Standard & Poor's
500 Index, a    market capitalization weighted     index of common
stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance
to that of other compilations or    indexes     that may be developed
and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of _____________, FMR advised over $__ billion in municipal fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
On October 12, 1990, Capital Appreciation changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. On December 30, 1996, the 3% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the original redemption amount will be deducted.
   If     the Trustees determine that existing conditions make cash
payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the
associated    inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction
generally will be less than    100%. A     portion of the fund's
dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.
       CAPITAL GAINS DISTRIBUTIONS.    The fund's capital gains
distributions are federally taxable to shareholders at a rate based generally on the length of time the securities on which the gain was realized were held, regardless of the length of time those shares on which the distribution is received have been held.
   [    As of October 31, 1998, the fund had a capital loss
carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on October 31, 199_, ____, and ____ , respectively, is available to offset future capital
gains.   ]
       RETURNS OF CAPITAL.    If the fund's distributions exceed its
taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
   FOREIGN TAX CREDIT OR DEDUCTION    . Foreign governments may
withhold taxes on dividends and interest    earned by the fund
with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not
expect    to be eligible     to claim a foreign tax credit or
deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a
"regulated investment company"    under Subchapter M of the Internal
Revenue Code     so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax
consequences.    It is up to you or your tax preparer to determine
whether the sale of shares of the fund resulted in a capital gain or
loss or other tax consequence to you.     In addition to federal
income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of
the trust are listed below.    The Board of Trustees governs the fund
and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and
review the fund's performance.     Except as indicated, each
individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by FMR    or its affiliates    . The business
address of each Trustee, Member of the Advisory Board, and officer who
is an "interested person" (as defined in the    1940 Act    ) is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
(1998    ), Fidelity Management & Research (U.K.) Inc., and Fidelity
Management & Research (Far East) Inc.    Abigail Johnson, Vice
President of certain Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ),    Trustee    . Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr. Gates is a    Director of     LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and
Mary.    In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association,
   Director of the Yale-New Haven Health Services Corp. (1998)    , a
Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
   FMR    . Prior to May 31, 1990, he was a Director of FMR and
Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   65    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A.
Hanna Company (chemicals, 1993),    Imation Corp. (imaging and
information storage, 1997).
*ROBERT C. POZEN (   52    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and
President and a Director of    Fidelity Investments Money
Management    , Inc. (   1998    ), Fidelity Management & Research
(U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   70    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
ABIGAIL P. JOHNSON (   36    ), is Vice President of certain Equity
Funds (1997), and is a Director of FMR Corp. (1994).    Before
assuming her current responsibilities, Ms. Johnson     managed a
number of Fidelity funds.    Edward C. Johnson 3d, Trustee and
President of the Funds, is Ms. Johnson's father.
   HARRY     W. LANGE (   46    ), is Vice President of Fidelity
Capital Appreciation Fund (1997). Prior to his current responsibilities, Mr. Lange managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   52    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended October 31,    1998    , or
calendar year ended December 31,    1997    , as applicable.
COMPENSATION TABLE

TRUSTEES                       AGGREGATE          TOTAL
AND                            COMPENSATION       COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM               FROM THE
                               CAPITAL            FUND COMPLEX*
                               APPRECIATION[B,]C  A

J. GARY BURKHEAD **            $ 0                $ 0

RALPH F. COX                   $                  $ 214,500

PHYLLIS BURKE DAVIS            $                  $ 210,000

ROBERT M. GATES                $                  $176,000

EDWARD C. JOHNSON 3D **        $ 0                $ 0

E. BRADLEY JONES               $                  $ 211,500

DONALD J. KIRK                 $                  $ 211,500

PETER S. LYNCH **              $ 0                $ 0

WILLIAM O. MCCOY               $                  $ 214,500

GERALD C. MCDONOUGH            $                  $ 264,500

MARVIN L. MANN                 $                  $ 214,500

ROBERT C. POZEN**              $ 0                $ 0

THOMAS R. WILLIAMS             $                   $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee:    Ralph F. Cox, $__; Phyllis Burke Davis,
$__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
[trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]
   Under     a deferred compensation plan adopted in September 1995
and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the
Reference Funds under the Plan without shareholder    approval    .
   [As of _____________, approximately __% of the fund's total outstanding shares was held by FMR [and an FMR affiliate]. FMR Corp. is the ultimate parent company of FMR [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Adviser[s]" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]
   [As of ______________, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]
   [As of ______________, the following owned of record or beneficially 5% or more (up to and including 25%) of the fund's outstanding shares:]
   [As of ______________, approximately ____% of the fund's total outstanding shares were held by [NAME OF SHAREHOLDER].]
   [A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
   CONTROL OF INVESTMENT ADVISERS
   FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   MANAGEMENT SERVICES    . Under the terms of its management contract
with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for
October    1998     - was __%, which is the weighted average of the
respective fee rates for each level of group net assets up to $__
billion.
The fund's individual fund fee rate is 0.30%. Based on the average
group net assets of the funds advised by FMR for October    1998    ,
the fund's annual basic fee rate would be calculated as follows:

                      GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

CAPITAL APPRECIATION  0.___%          +    0.30%                     =    0.___%




One-twelfth of    the     basic fee rate is applied to the fund's
   average     net assets for    the month    , giving a dollar amount
which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for    Capital
Appreciation     is subject to upward or downward adjustment,
depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net
assets    throughout     the    month    , giving a dollar amount
which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is +0.20% of the fund's average net assets over the performance period.
The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if
reinvested in    that fund's     shares at the NAV as of the record
date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For the fiscal years ended October 31, 1998, 1997, and 1996, the fund paid FMR management fees of $_______, $___________ and $___________, respectively. The amount of these management fees include both the basic fee and the amount of the performance adjustment, if any. [For the fiscal year[s] ended October 31, [applicable year[s]], the downward performance adjustments amounted to $____ [, $____,] [and $_____, respectively].] [For the fiscal years ended October 31, [applicable year[s]] the upward performance adjustments amounted to $______ [, $_______,] [and $_________, respectively].
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses),    which is subject to
revision or termination    . FMR retains the ability to be repaid for
these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS.    On behalf of Capital Appreciation,     FMR has
entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
   Under     the sub-advisory agreements FMR pays the fees of FMR U.K.
and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
FISCAL YEAR ENDED
OCTOBER 31         FMR U.K.  FMR FAR EAST

1998               $         $

1997               $         $

1996               $         $

For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the fund for the past three fiscal years.
   DISTRIBUTION SERVICES
   The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   During the fiscal years ended October 31, 1998, 1997, and 1996, FDC collected sales charge revenue of $______, $_____, and $______, respectively, on purchases of fund shares [and, of these amounts, retained $______, $______, and $_______, respectively].
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives    an account
fee and an asset-based fee each paid monthly    with respect to each
account in the fund    . For retail accounts and certain institutional
accounts,    these fees are based on account size and fund type. For
certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for
non-omnibus accounts, fund type.     The account fees are subject to
increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts in    a qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and     each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate,
according to the percentage of the    QSTP's or     Freedom Fund's
assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
0    .0600% of the first $500 million of average net assets and
   0. 0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended October 31,    1998    , 1997, and 1996,
the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $____, $____, and $____, respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
For the fiscal years ended October 31,    1998    , 1997, and 1996,
the fund paid securities lending fees of $___, $___, and $___, respectively.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Capital Appreciation Fund is a fund of Fidelity Capital Trust, an open-end management investment company
organized as a Massachusetts business trust on May 31,    1978.
Currently    , there are five funds in the trust: Fidelity Capital
Appreciation, Fidelity Disciplined Equity Fund, Fidelity Stock
Selector, Fidelity TechnoQuant   SM     Growth Fund and Fidelity Value
Fund.    The Trustees are permitted     to create additional funds
in the trust    .
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof,
subject to the rights of creditors,    are allocated     to such fund,
and constitute the underlying assets of such fund. The underlying
assets of each fund    in the trust shall be charged with the
liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each
   dollar of     net asset value you own. The voting rights of
shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the
appointment of any subcustodian banks and clearing    agencies.
The     Bank of New York and The Chase Manhattan Bank, each
headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and
   members of     the Board of Trustees may, from time to time,
conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. ___________________ serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended October 31,    1998    , and report of the auditor,
are included in the fund's Annual Report    and are incorporated
herein by reference.
APPENDIX
   Fidelity, Fidelity Investments & (Pyramid) Design and Fidelity Focus are registered trademarks of FMR Corp.
   TechnoQuant a service mark of FMR Corp.
   THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.
PART C.  OTHER INFORMATION
Item 23.  Exhibits
 (a) Amended and Restated Declaration of Trust, dated November 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 61.
 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) Not applicable.
 (d) (1) Management Contract, dated November 1, 1994, between Fidelity Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment 62.
  (2) Management Contract, dated November 1, 1994, between Fidelity Disciplined Equity Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 60.
  (3) Management Contract, dated November 1, 1994, between Fidelity Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 60.
  (4) Management Contract, dated November 1, 1994, between Fidelity Stock Selector and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 60.
  (5) Management Contract, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 68.
  (6) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 62.
  (7) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 62.
  (8) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 60.
  (9) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to
Exhibit 5(h) of Post-Effective Amendment No. 60.
  (10) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 60.
  (11) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to
Exhibit 5(j) of Post-Effective Amendment No. 60.
  (12) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 60.
  (13) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 60.
  (14) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 68.
  (15) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is incorporated herein by reference to
Exhibit 5(o) of Post-Effective Amendment No. 68.
 (e) (1) General Distribution Agreement, dated April 1, 1987, between Fidelity Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
  (2) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Value Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 61.
  (3) General Distribution Agreement, dated April 1, 1987, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 61.
  (4) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 61.
  (5) General Distribution Agreement, dated December 28, 1988, between Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 61.
  (6) General Distribution Agreement, dated September 23, 1990, between Fidelity Stock Selector and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 61.
  (7) General Distribution Agreement, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 68.
  (8) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 57.
  (9) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Value Fund and Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
  (10) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Stock Selector and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
  (11) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit e(11).
  (12) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit e(12).
 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (g) (1) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to
Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.
  (2) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to Exhibit 8(e) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (3) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to Exhibit 8(f) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (4) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.
  (5) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (6) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (7) Custodian Agreement and Appendix C, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Institutional Trust's (File No. 33-15983) Post-Effective Amendment No. 22.
  (8) Appendix A, dated July 18, 1998, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is filed herein as Exhibit g(8).
  (9) Appendix B, dated September 17, 1998, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is filed herein as Exhibit g(9).
   (10) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (11) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (12) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (13) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (14) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (15) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) if Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (16) Form of Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(16).
  (17) Form of Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(17).
  (18) Form of Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(18).
  (19) Form of First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(19).
 (h)  Not applicable.
 (i)  Not applicable.
 (j)  Not applicable.
 (k)  Not applicable.
 (l)  Not applicable.
 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund, is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 72.
   (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector, is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No. 72.
   (3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 72.
 (n)  Not applicable.
 (o)  Not applicable.

Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 26. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.







(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR Far East; President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR Far East;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR Far East, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                      and FIMM; Vice President and Treasurer of FMR
                      Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox       Compliance Officer of FMR U.K.; Vice President of
                      FMR.



Jay Freedman          Clerk of FMR U.K., FMR Far East, FMR Corp. and
                      Strategic Advisers, Inc.; Assistant Clerk of FMR;
                      Secretary of FIMM; Associate General Counsel FMR
                      Corp.



Sarah H. Zenoble      Senior Vice President and Director of Operations and
                      Compliance.




(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR Far
                      East, FMR, FMR Corp., FIMM, and FMR U.K.;
                      Chairman of the Executive Committee of FMR;
                      President and Chief Executive Officer of FMR
                      Corp.; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR Far East; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR Far East.



Brian Clancy          Treasurer of FMR Far East, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR Far East, FMR U.K., FMR Corp.
                      and Strategic Advisers, Inc.; Assistant Clerk of
                      FMR; Secretary of FIMM; Associate General
                      Counsel FMR Corp.



Stephen G. Manning    Assistant Treasurer of FMR Far East, FMR,
                      FMR U.K., and FIMM; Vice President and
                      Treasurer of FMR Corp.; Treasurer of Strategic
                      Advisers, Inc.



Billy Wilder          Vice President of FMR Far East; President and
                      Representative Director of Fidelity Investments
                      Japan Limited.







Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   with Underwriter       with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 28. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY (Fidelity TechnoQuant Growth Fund), State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA (Fidelity Disciplined Equity Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA (Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector).

Item 29. Management Services
  Not applicable.

Item 30. Undertakings
 (1) The Trust, on behalf of Fidelity TechnoQuant Growth Fund, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.



SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 77 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 19th day of October 1998.

      Fidelity Capital Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)   (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          October 19, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      October 19, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        October 19, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        October 19, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        October 19, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        October 19, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        October 19, 1998

E. Bradley Jones



/s/Donald J. Kirk                *   Trustee                        October 19, 1998

Donald J. Kirk



/s/Peter S. Lynch                *   Trustee                        October 19, 1998

Peter S. Lynch



/s/Marvin L. Mann             *      Trustee                        October 19, 1998

Marvin L. Mann



/s/William O. McCoy         *        Trustee                        October 19, 1998

William O. McCoy



/s/Gerald C. McDonough   *           Trustee                        October 19, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *        Trustee                        October 19, 1998

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates